Exhibit 99.2

Matthews INTERNATIONAL Committed to Shareholder Value Creation January 2025

C O N F I D E N T I A L OUR ACTIONS HAVE BUILT A SCALED, ESTABLISHED AND DIVERSIFIED PLATFORM TO DRIVE FURTHER GROWTH AND CREATE LONG-TERM SHAREHOLDER VALUE 2 Leveraging the Company’s legacy as a leader in bronze memorials, graphics imaging and marking technology, current management has strategically diversified the portfolio into promising new markets and built a global platform positioned to win across brands, solutions and markets Under Mr. Bartolacci’s guidance, we have built our memorialization business to become a leader across casket, bronze and granite memorials and cremation through strategic expansion of our casket distribution network through the mid-late 2000s and granite memorials starting in 2009 Careful, strategic investments into the Industrial Technologies segment to address end markets with significant growth potential resulted in our business entering the Warehouse Automation market in 2011 and the Energy Storage Solutions market in 2009 Since 2014, we have returned ~$490mm of capital to shareholders in dividends and share repurchases while strategically investing in capital expenditures and inorganic growth of our businesses We maintain a rigorous approach to portfolio optimization, as evident in the current and ongoing strategic review that successfully resulted in an agreement to sell our SGK Brand Solutions segment1 Our Board and CEO have strategically positioned Matthews for long-term success Note: 1 On January 8, 2025, Matthews announced an agreement to sell the SGK business to a new entity created by Matthews and SGS & Co. The transaction is expected to close by mid-2025 pending receipt of customary regulatory approvals

C O N F I D E N T I A L OUR ACTIONS HAVE BUILT A SCALED, ESTABLISHED AND DIVERSIFIED PLATFORM TO DRIVE FURTHER GROWTH AND CREATE LONG-TERM SHAREHOLDER VALUE (CONT’D) 3 Our pending strategic sale of SGK Brand Solutions at an attractive premium will allow us to simplify our corporate structure while improving our margin and growth profile1 Our Memorialization segment continues to deliver stable growth and generates consistent cash flow Our strategic investments in our Industrial Technology segment position Matthews for its next phase of growth, targeting an attractive total addressable market of: ~$40bn battery market growing at a 20% CAGR for Engineering ~$53bn ecommerce / omnichannel service market growing at a ~16% CAGR for Warehouse Automation ~$6bn digital supply chain market growing at a ~7% CAGR for Product Identification We have a strong foundation for sustainable profitable growth and shareholder value creation Note: 1 On January 8, 2025, Matthews announced an agreement to sell the SGK business to a new entity created by Matthews and SGS & Co. The transaction is expected to close by mid-2025 pending receipt of customary regulatory approvals; 2 Percentage ownership calculated based on 30,937,563 shares of Matthews Common Stock outstanding as of November 30, 2024 per Company proxy statement Our directors bring a diverse range of skills and experiences that support our long-term strategy Since 2020, we have added Ms. Etzkorn, Dr. Richards and Mr. Wlodarczyk as new independent directors and nominated Mr. Nauman, a fourth new independent director, for election at the 2025 annual meeting Mr. Nauman’s technical expertise would directly benefit our new product identification offering Additionally, Mr. Babe will not stand for re-election at 2026 annual meeting Our executive compensation structure is aligned with our shareholders’ interests – affirmed by ISS Compensation QualityScore of 1 (lowest risk) and over 90% approval on Say on Pay votes for the last 3 years1 Our Board collectively owns approximately 3.3% of the Company’s shares,2 exceeding the stake held by Barington, demonstrating strong alignment with shareholder interests and confidence in the Company’s strategic direction Our strategy and governance are overseen by our actively refreshed, diverse and fit-forpurpose board

C O N F I D E N T I A L BARINGTON’S FOUR-STEP PLAN PRESENTS NO NEW IDEAS 4 BARINGTON’S DEMANDS MATTHEWS ACTIONS Source: Barington presentation published on January 22, 2025; Company proxy statement and filings; The SGK transaction is expected to close by mid-2025, pending receipt of customary regulatory approvals Note: 1 Represents Barington selected Matthews proxy peers as of 2025 proxy statement which include Barnes Group Inc. (B), Columbus McKinnon Corporation (CMCO), Deluxe Corporation (DLX), Enpro Inc. (NPO), Graco Inc. (GGG), ICF International, Inc. (ICFI), Hillenbrand, Inc. (HI), John Wiley & Sons, Inc. (WLY), Mativ Holdings, Inc. (MATV), MSA Safety Incorporated (MSA), Minerals Technologies Inc. (MTX),Moog Inc. (MOG.A), Service Corporation International (SCI), Stagwell, Standex International Corporation (SXI), TriMas Corporation (TRS), Woodward, Inc. (WWD), excluding Kaman Corporation and Altra Industrial We continue to regularly refresh the Board, having added 3 new independent directors since 2020 and nominated Mr. Nauman for election at the 2025 annual meeting; Mr. Nauman’s expertise in specialty products and technical equipment would directly benefit our new product identification offering; additionally, Mr. Babe will not stand for re-election in 2026 The Board has actively considered strategic alternatives as a part of its fiduciary duty, as evidenced by our review of SGK since 2019 – well before Barington was even a shareholder; as a part of this ongoing review, in November 2024, we publicly disclosed an evaluation of strategic alternatives for all our businesses including the Industrial Technologies business for which growth opportunities continue to emerge and, in January 2025, announced our agreement to sell SGK for $350 million of total upfront consideration;we have in the past also explored strategic alternatives for multiple parts of the Industrial Technologies segment, including an equity investment in the battery division. Under Mr. Bartolacci’s leadership, consolidated net sales have grown by 62% over the last 10 years through careful, strategic actions; not only has the Memorialization business become an industry leader, but our Energy business has also unlocked significant value by advancing proprietary solutions that offer significant value for the EV transition and our Industrial Automation business continues to identify niches within warehouse automation and product identification to invest in innovative technology We expect that the immediate cash proceeds from the SGK transaction of approximately $250 million and other proceeds received in the future will be used predominantly for the repayment of debt; our cost reduction program is already well underway, including initiatives that will target annual consolidated savings of up to $50 million; Mr. Mitarotonda also fails to understand that approximately $57 million of our 2024 SG&A spending is attributed to casket distribution costs, which is not applicable to the majority of our Peer Group1

C O N F I D E N T I A L BARINGTON’S CAMPAIGN IS MISLEADING AND MISINFORMED BARINGTON’S MISGUIDED CLAIMS THE FACTS Matthews pursued the sale of SGK only after Barington commenced a proxy contest We have been pursuing an SGK transaction since 2019, well before Barington was even a shareholder The acquisition of Schawk, Inc. (SGK Brand Solutions) was a prime example of poor capital allocation We successfully negotiated $350 million in total upfront consideration for the sale of SGK to a newly formed SGS entity, which will have an enterprise value of approximately $900 million1; Matthews will also receive a 40% interest in the combined entity’s common equity Matthews’ annual SG&A spending exceeds the median expenditures of its Peer Group2 by $82.7 million Not only has our ongoing cost reduction program targeted annual consolidated savings of up to $50 million, but Barington also fails to recognize that approximately $57 million of our 2024 SG&A spending is attributed to casket distribution costs, which is not applicable to the majority of our Peer Group Matthews’ investments in its Industrial Technologies segment have delivered little meaningful value For fiscal 2023, our Industrial Technologies segment generated net sales of $505.8 million, representing a 51% increase year-over-year, and adjusted EBITDA increased 17%3 over fiscal 2022 – largely reflecting the significant growth of our engineering (including energy storage solutions) business Matthews has made little progress in its recently announced plans to explore strategic alternatives In November 2024, we publicly disclosed a comprehensive evaluation of strategic alternatives for all our businesses. We expect to announce several initiatives over the course of the 2025 fiscal year that will help achieve that objective Note: 1 Based on estimates derived by Matthews and SGS; 2 Represents Barington selected Matthews proxy peers as of 2025 proxy statement which include Barnes Group Inc. (B), Columbus McKinnon Corporation (CMCO), Deluxe Corporation (DLX), Enpro Inc. (NPO), Graco Inc. (GGG), ICF International, Inc. (ICFI), Hillenbrand, Inc. (HI), John Wiley & Sons, Inc. (WLY), Mativ Holdings, Inc. (MATV), MSA Safety Incorporated (MSA), Minerals Technologies Inc. (MTX),Moog Inc. (MOG.A), Service Corporation International (SCI), Stagwell, Standex International Corporation (SXI), TriMas Corporation (TRS), Woodward, Inc. (WWD), excluding Kaman Corporation and Altra Industrial; 3 See the Appendix for reconciliations of non-GAAP measures to their most directly comparable GAAP measures 5

C O N F I D E N T I A L BARINGTON’S CAMPAIGN IS MISLEADING AND MISINFORMED (CONT’D) BARINGTON’S MISGUIDED CLAIMS THE FACTS Matthews is responsible for Barington’s failure to engage privately with the Company During his consulting relationship with the Company, Mr. Mitarotonda never once presented any suggestion or perspective that was in the business interests of all shareholders and that the Board was not already considering or executing. In fact, he failed to demonstrate even a basic understanding of our business and frequently cut our routinely scheduled meetings short due to his lack of preparation or cancelled them outright Poor capital allocation has elevated Matthews’ debt and borrowing cost Cash proceeds from the sale of SGK is intended to reduce net leverage to below our public 3.0x target1, while our recent refinance was done in the midst of our legal dispute with Tesla which directly impacted our cost of capital Poor execution has eroded operating results Our consolidated net sales have grown 62% over the last 10 years while our core Memorialization business has generated stable Adjusted EBITDA and Free Cash Flow metrics1 for several years. Only four of Matthews’ nine non-executive directors have ever been on the board of another public company Six of Matthews’ nine non-executive directors have been on the board of another public company Matthews must promptly refresh its Board We nominated four new directors since 2020, including Mr. Nauman; additionally, Mr. Babe will not stand for re-election at the 2026 annual meeting Note: 1 See the Appendix for reconciliations of non-GAAP measures to their most directly comparable GAAP measures 6

C O N F I D E N T I A L 7 BARINGTON’S NOMINEES DO NOT ENHANCE THE VARIETY OF SKILLS AND EXPERTISE ON OUR BOARD Skills and Experiences Barington Nominees Matthews Nominees Matthews Proposed Board Matthews Proposed Board Composition Management SKILL NOT ADDITIVE – REDUNDANT 100% Accounting NO SKILL / EXPERIENCE 64% Finance; Mergers & Acquisitions SKILL NOT ADDITIVE – REDUNDANT 91% Legal NO SKILL / EXPERIENCE 18% Operations SKILL NOT ADDITIVE – REDUNDANT 100% IT & Digital NO SKILL / EXPERIENCE 27% International & Global SKILL NOT ADDITIVE – REDUNDANT 91% Human Resources SKILL NOT ADDITIVE – REDUNDANT 64% Technology & Automation SKILL NOT ADDITIVE – REDUNDANT 36% Cybersecurity NO SKILL / EXPERIENCE 9% Environmental, Social & Governance NO SKILL / EXPERIENCE 36% Marketing SKILL NOT ADDITIVE – REDUNDANT 64% Brand SKILL NOT ADDITIVE – REDUNDANT 18% Memorialization NO SKILL / EXPERIENCE 9% Industrial Technology & Engineering SKILL NOT ADDITIVE – REDUNDANT 27% Public Company Board Experience1 SKILL NOT ADDITIVE – REDUNDANT 64% Source: Company and Barington proxy statements Note: 1 Includes current and historical board experience at public companies other than Matthews OUR PROPOSED BOARD COMPOSITION IS ALREADY WELL-ROUNDED IN KEY AREAS OF IMPORTANCE TO MATTHEWS None of Barington’s nominees have any significant experience in Matthews’ businesses 2 Barington nominees had no knowledge of Matthews prior to their nominations Limited C-suite or operating experience in public companies 64% of Matthews’ proposed Board has board experience at public companies other than Matthews

C O N F I D E N T I A L 8 BARINGTON NOMINEE CONSIDERATIONS Ana Amicarella No public company CEO experience Showed no understanding about Matthews’ businesses in her interview with the Board Experience is limited to the generation and distribution of energy, which is not relevant to our business of manufacturing equipment used for producing battery components Served as a director at Forward Air Corp. (“FWRD”) when it acquired Omni Logistics in August 2023 The transaction was subject to significant criticism by shareholders and ISS2 regarding the industrial logic of the deal as well as the structure chosen ISS and shareholders also challenged FWRD’s Board and management on their choice to structure the deal in a way that would not contemplate a vote of the shareholders2 Chan Galbato James Mitarotonda Showed no understanding about Matthews’ businesses in his interview with the Board Experience in private equity operations has limited relevance to Matthews’ businesses Last professional experience in manufacturing was nearly 20 years ago Conflicted M&A oversight: Served as Chair of Avon Products when it sold to Natura after agitation by Barington; Common shareholders received Natura shares that are down 80% since closing1, while Galbato’s employer Cerberus received cash for its preferred stock Served with Mr. Mitarotonda on Avon Product’s board after a settlement with Barington, culminating in its sale (consistent with Barington’s demands) Added no value in two years as a consultant for Matthews, showing up to most meetings unprepared, ending them early, or skipping them entirely No relevant skills or new ideas Dubious M&A oversight. History of joining boards and driving sales with questionable benefits for long-term investors Avon Products (2019): All-stock sale to Natura, whose shares are down 80% since closing1 OMNOVA Solutions (2019): Sold for 4% below its 52-week high Jones Group (2014): Quickly went bankrupt, and federal court found sufficient allegations that its board acted recklessly about insolvency Ameron (2011): Sold for 30% less than 3- year high and 1% premium to 52-week high Barington’s nominees have no understanding of Matthews, irrelevant skills and track records of questionable M&A oversight Source: FactSet, public filings Note: 1 From 01/03/2020 to 01/23/2025; 2 “The structure of the transaction, however, makes it clear that the company does not want shareholder input. . . . FWRD will join the ranks of acquirers that remain public with a substantial overhang on shares and under a cloud of poor governance.” ISS Special Situations Research, Pushing Forward Into Thin Air (Sept. 22, 2023).

C O N F I D E N T I A L MATTHEWS’ NOMINEES BRING THE RIGHT SET OF SKILLS AND EXPERTISE TO HELP THE BOARD DRIVE LONG-TERM SHAREHOLDER VALUE C = Compensation Committee G = Committee Chair = Board Chair = Governance & Sustainability Committee E = Executive Committee = M&A Review Committee Terry L. Dunlap, 65 Term expiry: 20281 Director since: 2015 Former Interim CEO of Metallus (f/k/a TimkenSteel), with a strong background in strategic leadership and operational efficiency Serves on board of U.S. Steel 31 years at Allegheny Technologies, where he honed skills in product innovation Offers key insights as Chair of M&A Review Committee Source: Public filings Note: 1 Assumes re-election at 2025 annual meeting; 2 If elected, Mr. Nauman will replace Jerry R. Whitaker who will not stand for re-election at 2025 annual meeting 9 Alvaro Garcia-Tunon, 72 Term expiry: 20281 Director since: 2009 Former CFO of Wabtec Corporation, later serving as a strategic advisor from 2014 to 2017 Extensive leadership in international business, corporate governance and risk management Certified Public Accountant and financial expert Featured in Latino Leaders as a part of “Latinos on Boards 2024” J. Michael Nauman2, 62 Term expiry: 20281 Newly nominated for 2025 AGM as an independent director Serves on board of Commercial Vehicle Group Served as President and CEO of Brady Corporation for ~8 years, bringing expertise in specialty products and technical equipment that would directly benefit launch of our new product identification offering Over 35 years of experience in leadership, strategy and M&A, including senior roles at Molex Incorporated E C G M M

C O N F I D E N T I A L OUR STRATEGIC FRAMEWORK REMAINS FOCUSED ON DELIVERING LONG-TERM SHAREHOLDER VALUE 10 We have built a diversified portfolio across brands, solutions and geographies, and the directed stable Memorialization cash flow into the Industrial Technologies business positions us to capture growth upside in new markets While we acknowledge our TSR has underperformed against traditional comparables, this is partly due to our pending dispute with Tesla, and we are actively pursuing a plan to deliver long-term value to our shareholders – the pending SGK sale is just the first step We are strategically optimizing our portfolio so that it can be better understood by the public markets; our pending sale of SGK is representative of a highly successful outcome Our prudent capital allocation policy has returned meaningful capital to shareholders coupled with organic and inorganic investment We continue to execute on our announced plan to take significant costs out of the business We intend to reduce net leverage below our 3.0x target at completion of the SGK transaction 1 2 3 4 5 6 We remain confident in our ability to deliver long-term sustainable shareholder value

C O N F I D E N T I A L MARKET REACTION TO THE SGK SALE HAS BEEN OVERWHELMINGLY POSITIVE, WITH OUR SHARE PRICE UP ~15% ON THE DAY OF ANNOUNCEMENT 11 Source: Wall Street research Note: Permission to use quote neither sought nor obtained “From an economic perspective, the deal is highly attractive and should begin to unlock hidden value in MATW’s share price…In summary, we believe this transaction `flips the script’ from the recent macro and competitive/customer related challenges and sets the stage for a series of potentially positive and accretive events over the subsequent 12- 24+ months. While it may take some time, as more investors become aware of this dynamic, we expect the share price to continue to drift higher as well.” ” Wall Street Broker “The implied enterprise value of the new entity is ~$900mm, representing an EBITDA multiple of ~9x. For reference, prior to the announcement, MATW was trading at 7.7x EBITDA and SGK has generally been considered dilutive to overall valuation by most investors.” ” Wall Street Broker “The upfront proceeds and the 40% carry in the new entity, assuming a $900M enterprise value, would translate to a valuation of SGK of $17.50 per share, which is an $11.00 premium to our estimated per share value for SGK of $6.50. In the meantime MATW shares trade at a significant discount to our current $40.00 price target, which assumes no sale of SGK.” ” Wall Street Broker “We are raising our valuation multiple by 1-turn reflecting; 1) meaningfully reduced financial leverage and increased flexibility, post transaction, 2) the improved trajectory of the Brand Solutions business under the JV, including $50mm (or more) potential cost synergies over the next few years…” ” Wall Street Broker “Ultimately, we do not believe it is unreasonable to believe Matthews could generate total consideration for SGK of $700-$750mm+, excluding tax leakage, which remarkably is close to MATW’s entire market cap (~$800mm) prior to last week’s announcement.” ” Wall Street Broker

Overview of our leading business

C O N F I D E N T I A L Our Industrial Technologies segment designs, manufactures, services and distributes high-tech custom energy storage solutions, product identification, and warehouse automation technologies and solutions. Our Memorialization segment is a leading provider of memorialization products, including memorials, caskets, cremation-related products, and cremation and incineration equipment, primarily to cemetery and funeral home customers that help families move from grief to remembrance. Our announced Brand Solutions joint venture will be a leading provider of packaging solutions and brand experiences, helping companies simplify their marketing, amplify their brands and provide value. We expect to own 40% of the common equity and $50mm of preferred equity2 of the combined business at transaction close. MATTHEWS INTERNATIONAL – A HISTORY OF INNOVATING AND CREATING 13 + Our portfolio evolution is based on core business expertise of identification products Marking products and printing plates form the common foundation of each business and drive operational excellence 1 Note: 1 On January 8, 2025, Matthews announced an agreement to sell the SGK business to a new entity created by Matthews and SGS & Co. The transaction is expected to close by mid-2025 pending receipt of customary regulatory approvals; 2 Subject to transaction closing adjustments

C O N F I D E N T I A LOUR BUSINESS EVOLUTION HAS STRATEGICALLY LEVERAGED OUR EXPERTISE IN IDENTIFICATION TO EXPAND OUR ADDRESSABLE MARKETS SINCE OUR IPO, OUR OBJECTIVE HAS BEEN TO STRATEGICALLY EXPAND OUR OFFERINGS AND OPPORTUNITY SET – VERTICALLY AND HORIZONTALLY – ACROSS CORE BUSINESSES WHERE WE HAVE HISTORICALLY OPERATED FOR OVER A CENTURYOur businesses share a common heritage rooted in identification products Marking Printing plates Bronze plaques In 1850, the company was founded producing hand stamps and other products, paving the way for a business focused on marking products that was the genesis for our inkjet technology2011 – Acquisitions of Lightning Pick and Pyramid extends our capabilities from marking to identifying, advancing our fulfillment solution The company began working in energy storage solutions in 2009, representing over a decade of experience of tooling expertise in advanced precision rotor processing and calendering equipment from Saueressig+1In the early 1900s, we produced plates for printing on corrugated containers, eventually developing the tooling for many specialized print services and pursuing pre-press business2008 – Acquisition of Saueressig Packaging deepens our expertise in roto-gravure and embossing cylinders 2014 – Strategic acquisition of Schawk expanded our existing capabilities as a leading provider to the packaging industry, through their Brand Solutions business and global footprint, creating an end-to-end brand solutions platformTactically broadened range of digital services to encompass our customers’ entire marketing and packaging value chainIn 1927, we leveraged expertise in bronze building plaques to develop the first-ever flush bronze memorialAchieved market leadership in multiple memorialization categories, with expansions into:âš Cremation: Via an acquisition in 1996 Funeral solutions: Through strategic investments beginning in 2001 Granite: Via acquisitions in 2009 and 2018+$100bn TAM2 +$55bn TAM3 +$5bn TAM4Source: Matthews management estimates, FREYR, McKinsey, press articles, Precedence Research, Technavio 2023, PR newswire, Mobility Foresights, Market Research.com, IbisworldNote: 1 On January 8, 2025, Matthews announced an agreement to sell the SGK business to a new entity created by Matthews and SGS & Co. The transaction is expected to close by mid-2025 pending receipt of customary regulatory approvals; Matthews will retain its German roto-gravure business and related assets which are currently reported under SGK Brand Solutions; 2 Includes battery, ecommerce/omnichannel and digital supply chain; 3 Includes packaging graphics and tooling, brand experience and digital marketing; 4 Includes funeral solutions, bronze cemetery, granite and environmental solutions14

C O N F IWE BENEFIT FROM MULTIPLE STABLE REVENUE STREAMS ACROSS SEGMENTS, CUSTOMERS AND GEOGRAPHIESNET SALES BY SEGMENT34%66%46% 30%24%Without SGK2 | With SGKNET SALES BY GEOGRAPHYAsia & Australia 3%Americas Europe 27% 70%4%31% 65%KEY STATISTICS14CONTINENTS154LOCATIONS18COUNTRIES~6,100+EMPLOYEES~175YEARS IN BUSINESSWe maintain market leading positions due to consistently high standards of quality, comprehensive product offerings, a high degree of expertise and decades of experienceNote: Net sales segmentation charts reflect LTM 09/30/2024 period; On January 8, 2025, Matthews announced an agreement to sell the SGK business to a new entity created by Matthews and SGS & Co. The transaction is expected to close by mid-2025 pending receipt of customary regulatory approvals;1 Does not include contribution of SGK; 2 Represents SGK as reported, including German roto-gravure packaging business and other related investments currently within the SGK Brand Solutions reporting segment which Matthews intends to retain15

C O N F I D E N T I A LCAREFUL, STRATEGIC ACTIONS HAVE RESULTED IN STRONG CONSOLIDATED NET SALES GROWTH OVER THE LAST 10 YEARSStrong and resilient net sales growth1($mm)+62%$1,796 $1,537 $1,107 2014A 2019A 2024A Significant growth across our consolidated businessThe Memorialization business is now an industry leader with steady, predictable free cash flow with best-in-class offeringsThe Brand Solutions business has been differentiated from peers, through strategic investments transforming it into a digital marketing platformThe Energy business has unlocked significant value by advancing proprietary solutions which offer significant value for the EV transitionThe Industrial Automation business continues to identify niches within warehouse automation and product identification to invest in innovative technologySource: Public filingsNote: 1 Includes Net sales from SGK Brand Solutions segment; On January 8, 2025, Matthews announced an agreement to sell the SGK business to a new entity created by Matthews and SGS & Co. The transaction is expected to close by mid-2025 pending receipt of customary regulatory approvals 16

C O N F I D E N T I A LOUR COMPETITIVE POSITIONS ACROSS BUSINESS SEGMENTS ARE HIGHLY FAVORABLE AND DIFFICULT TO REPLICATE1 Maintains significant market share in all major product categories including markers, cremation equipment and caskets Broad and comprehensive product lines developed over the years are complemented by technology and outstanding customer service Expansive national distribution system allows us to service all funeral service providers, regardless of size and creates high barriers to entry Deep relationships with a highly fragmented client base of funeral homes, cemeteries, crematoria and distributors Technical know-how and deep expertise across energy storage, automation and product identification derived from decades of experience Well-established relationships with major customers in automotive, logistics, manufacturing, retail and other end markets Significant investments made in high-skilled labor and production facilities across Europe and North America are supplemented by a vast global distribution network Valuable competitive advantage in the development of dry battery electrode solutions Leading global player within the fragmented brand solutions industry—strong market position in most major segments Strong and longstanding relationships with many of the world’s leading consumer product brands Depth of services and ability to navigate complexity creates lasting customer relationships and reoccurring revenue streams Complexity of packaging requirements, need for global reach, highly-skilled labor and the capacity to balance project workflows further help to create high barriers to market entryNote: 1 On January 8, 2025, Matthews announced an agreement to sell the SGK business to a new entity created by Matthews and SGS & Co. The transaction is expected to close by mid-2025 pending receipt of customary regulatory approvals 17MEMORIALIZATION INDUSTRIAL TECHNOLOGIESC O N F I D E N T I A LWE HAVE BUILT THE MEMORIALIZATION BUSINESS INTO A SCALED PROVIDER WITH LEADING MARKET POSITIONS ACROSS KEY PRODUCTS AND SERVICES…Helping families move from grieving to remembrance for nearly 100 yearsOverview Funeral SolutionsEntered in 2006Personalized full-line of solutions / products (caskets, urns, jewelry) with deeply entrenched relations across our ecosystemBronze cemeteryEntered in 1927Industry leading provider of high-end bronze memorialsGraniteEntered in 2009Global provider of full line granite memorialization products to cemeteries and monument dealersEnvironmental SolutionsEntered in 1996Environmentally-focused provider of sustainable crematoria equipment, waste-to-energy conversion and emission control systemsCompetitive advantages Combination of scale, reputation and financial strength Full-service provider with entrenched customer relationships Strong service underscored through unparalleled operations during the pandemic Strong, established market leadership position Differentiated capabilities which are difficult to replicate Superior margins and supply chain structure Combination of scale, reputation and financial strength Cost competitive operations Value-added capabilities Only scaled player in a fragmented market Leading market share and brand equity Large service presence and delivery capability Full line of mid-sized multi-purpose incinerators and accessories Ability to leverage established relationsMarket size #2 market position #1 market position #1 market position #1 market position (NA)~$1.4bn TAM ~$225mm TAM ~$700mm TAM ~$3bn TAMNote: Matthews management estimates, FREYR, McKinsey, press articles, Precedence Research, Technavio 2023 18

MEMORIALIZATION INDUSTRIAL TECHNOLOGIES…THAT DELIVERS STABLE GROWTH AND CONSISTENT CASH FLOW Leveraged management’s operational expertise in the Matthews HISTORICAL NET SALES GROWTH ($mm) casket business to grow Matthews’ market share from 20% in 2006Management has invested to 30% today $830 strategically into the Navigated the complexity of a regulated and fragmented industry to $616Memorialization business scale the business $445and transformed Matthews Executed 25 acquisitions in our Memorialization segment since into a leader… 2006 to build our market position Entered the granite market in 2009 ($700M TAM) and rose to #1 in the market by 20182006A 2017A 2024AHISTORICAL ADJ. EBITDA ($mm)2 HISTORICAL FREE CASH FLOW ($mm)1,2…creating stable and $166 $164 $163 $154 consistent cash flows that $145 $146 $152 $147 $149 $139 $134 $135 $131 $130 $125 $123 have allowed us to pursue attractive investments in our other segments with larger addressable markets’17A ‘18A ‘19A ‘20A ‘21A ‘22A ‘23A ‘24A ‘17A ‘18A ‘19A ‘20A ‘21A ‘22A ‘23A ‘24AOur consistent and focused efforts to scale while maintaining profitability have allowed us to continue being a leader in a market undergoing dynamic changesSource: Public filingsNote: 1 Free cash flow defined as Adjusted EBITDA less Capex; 2 See the Appendix for reconciliations of non-GAAP measures to their most directly comparable GAAP measures 19

MEMORIALIZATION INDUSTRIAL TECHNOLOGIESWE HAVE NUMEROUS INITIATIVES IN PLACE TO CONTINUE TO GROW OUR MEMORIALIZATION BUSINESSFocus areaStrategic initiatives1Maintain leadership in cremation Consolidate manufacturing footprint and reorganize sales structure Advance development of new high-production, modular cremators Build a cloud-based digital system management application Develop product and service programs for the enterprise segment Expand product offerings and open the market for enterprise services Deliver improved sales and market penetration2 Invest in critical technologies Expand advanced cremation control system capabilities Build a data-acquisition platform Continue investment in alternate fuels, energy recovery and other efficiency initiatives Digitize controls and benefit from an integrated platform Deepen relationships with customers through R&D partnerships3Expand business in waste solutions Expand sales and pricing capabilities Deploy early-engagement consulting services Research and develop tailored solutions for targeted waste streams Focus on solutions for high value, midscale waste disposal streams Develop capabilities in delivering large scale projects Offer new solutions to broaden addressable market Improve client acquisition and de-risk new projects20

MEMORIALIZATION INDUSTRIAL TECHNOLOGIESC O N F I D E N T I A LMATTHEWS HAS PIVOTED THE BUSINESS INTO A LEADING INDUSTRIAL TECHNOLOGIES PLATFORM WITH EXPOSURE TO LARGE AND GROWING END MARKETSENGINEERING INDUSTRIAL AUTOMATIONOverview Matthews Engineering Warehouse Automation Product IdentificationAdvanced tooling equipment supporting State-of-the-art software, automation, and Intelligent in-line marking and coding solutions lithium-ion battery production and wide range robotics solutions to optimize omnichannel for product identification, traceability & of coating and converting applications and ecommerce order fulfillment processes regulatory compliance Competitive advantages IP protected platform supporting advanced Largest independent Warehouse Execution Comprehensive suite of advanced marking calendering processes System software provider in North America & printing technologies, consumables and A leader in the renewable energy market with advanced controls and real-time software with lithium-ion battery manufacturing analytics High recurring revenue from consumables solutions Highly innovative and customized and spare parts automation and robotics solutions for Large opportunity with disruptive fulfillment and distribution applications technology for CPG customersMarket size Battery Ecommerce / omnichannel Digital supply chain~$40bn TAM (2030) ~$53bn TAM (2030) ~$5.9bn TAM (2030)~20% CAGR (‘25-’30) ~15% CAGR (’25—’30) ~7% CAGR (’23 – ’27)Note: Matthews management estimates, FREYR, McKinsey, press articles, Precedence Research, Technavio 2023 21

MEMORIALIZATION INDUSTRIAL TECHNOLOGIESC O N F I D E N T I A LDRY-CELL TECHNOLOGY IS DRIVING A PARADIGM SHIFT IN BATTERY MANUFACTURINGOUR PATENTED CALENDERING PROCESS SIGNIFICANTLY REDUCES THE TIME, COST AND FOOTPRINT OF BATTERY ELECTRODE MANUFACTURINGMatthews dry-cell electrode manufacturing patent protected processMIXINGCALENDERING & LAMINATINGCurrent wet-cell electrode manufacturing processSLURRY MIXINGSOLVENT COATING & RECOVERY DRYINGCALENDERING22

MEMORIALIZATION INDUSTRIAL TECHNOLOGIESC O N F I D E N T I A LOUR ADVANCED, PATENT PROTECTED CALENDERING EQUIPMENT IS AN ESSENTIAL PART OF THE DRY-CELL ELECTRODE MANUFACTURING PROCESSINDUSTRY LEADING CALENDERING EQUIPMENT EXPERTISE WITH OVER 10 YEARS OF DEVELOPMENT AND NINE PATENT FAMILIES ALONGSIDE HUNDREDS OF DOCUMENTED TRADE SECRETSBENEFITS OF DRY CELL VS. WET CELL TECHNOLOGYReduces time and cost of production ~50% reduction in capital investment with smaller plant footprint ~20% reduction in labor time ~40% reduction in energy costExample: Tesla large-scale 4680 batteries utilize dry cell technology “The 4680 is rapidly approaching the point where it is the most competitive cell. So, when you consider the fully landed – the cost of a battery pack fully landed in the US net of incentives and duties, the 4680 is tracking to be the most competitive, meaning lower cost per kilowatt hour fully considered than any other alternative, which is – we’re not quite there yet but we’re close to being there”- Tesla CEO atQ3 FY’24 earnings call Matthews’ calendering technology is critical to 4680 cell manufacturingBetter battery performance Expected improved battery life and density Stepping stone towards solid-state batteriesBetter for the environment Eliminates the toxic solvents used in wet-cell manufacturing process ~1,000kg per 10 kWh reduction in CO2 emission23

MEMORIALIZATION INDUSTRIAL TECHNOLOGIESC O N F I D E N T I A LOUR INDUSTRIAL TECHNOLOGIES SEGMENT EXPANDS MATTHEWS INTO HIGH-GROWTH MARKETS WITH SIGNIFICANT UNTAPPED POTENTIALFocus areaStrategic initiativesENGINEERING 1 DBE full production lineâš«Design and build a Dry-cell Battery Electrode (“DBE”) mass production lineâš«Expand product offering beyond current calendering capabilitiesâš«Opens up potential for alternative revenue modelINDUSTRIAL AUTOMATION 2 System integrator acquisitionâš«Acquire a US and/or European system integratorâš«Achieve independence and secure ongoing market accessâš«Open channel through integrator salesâš«Build out market presence and footprint in Europe24

MEMORIALIZATION INDUSTRIAL TECHNOLOGIES C O N F I D E N T I A L OUR INDUSTRIAL TECHNOLOGIES SEGMENT EXPANDS MATTHEWS INTO HIGH-GROWTH MARKETS WITH SIGNIFICANT UNTAPPED POTENTIAL ENGINEERING INDUSTRIAL AUTOMATION 1 2 Focus DBE full production line System integrator acquisition area Design and build a Dry-cell Battery Electrode (“DBE”) Acquire a US and/or European system integrator mass production line Achieve independence and secure ongoing market Expand product offering beyond current calendering access capabilities Open channel through integrator sales Strategic Opens up potential for alternative revenue model initiatives Build out market presence and footprint in Europe

Our strategy to drive long-term value

C O N F I D E N TOUR STRATEGIC FRAMEWORK REMAINS FOCUSED ON DELIVERING LONG-TERM SHAREHOLDER VALUE 1 We have built a diversified portfolio across brands, solutions and geographies, and the directed stable Memorialization cash flow into the Industrial Technologies business positions us to capture growth upside in new marketsWe are strategically optimizing our portfolio so that it can be better understood by the public markets; our pending sale of SGK is 2representative of a highly successful outcome3 Our prudent capital allocation policy has returned meaningful capital to shareholders coupled with organic and inorganic investment 4 We continue to execute on our announced plan to take significant costs out of the business5 We intend to reduce net leverage below our 3.0x target at completion of the SGK transactionWhile we acknowledge our TSR has underperformed against traditional comparables, this is partly due to our pending dispute with 6Tesla, and we are actively pursuing a plan to deliver long-term value to our shareholders – the pending SGK sale is just the first stepWe remain confident in our ability to deliver long-term sustainable shareholder value 26

C O N1 OUR GROWTH OPPORTUNITIES ARE SUPPORTED BY OUR DEFENSIVE AND CASH GENERATIVE CORE MEMORIALIZATION BUSINESSSTABLE MEMORIALIZATION CASH FLOWS…Stable, predictable cash flowsFree cash flow ($mm), Free cash flow conversion (%)181% 90% 92%$147 $149$1232022A 2023A 2024A…FUND GROWTH INTO ATTRACTIVE INDUSTRIAL TECHNOLOGIESEND MARKETS AND ATTRACTIVE CAPITAL RETURNCapital expenditures($mm) Memorialization SGK Brand Solutions Industrial Technologies Corporate & Non-Operating$61 4 $51 143 $45 1 1614 181513 29 17 142022A 2023A 2024ASource: Public filings, Peerless Research Group, Rystad Energy, Precedence ResearchNote: 1 Free cash flow defined as Adjusted EBITDA less Capex; Free cash flow defined as Adjusted EBITDA less Capex divided by Adjusted EBITDA, see the Appendix for reconciliations of non-GAAP measures to their most directly comparable GAAP measures27

C O N F I D1 OUR GROWING INDUSTRIAL TECHNOLOGIES BUSINESS IS WELL POSITIONED TO BENEFIT FROM SECULAR TAILWINDS INDUSTRIAL TECHNOLOGIES IS A HIGH-GROWTH SEGMENT AND KEY AREA OF FOCUS…Industrial Technologies net sales($mm) Includes impact of public legal dispute with Tesla$506 $433 $336 $284 $228 2020A 2021A 2022A 2023A 2024A Over a decade of experience serving the industry’s largest players Proprietary, leading technology positioned to capture market share and benefit from growing tailwinds Highly-attractive end-markets with potential for significant margin expansion Source: Public filings, Internal Estimates, Peerless Research Group, Rystad Energy, Precedence Research Note: Industrial Technologies historic net sales reflect restated figures …UNDERPINNED BY HIGHLY FAVORABLE MARKET BACKDROPMegatrends are driving warehouse automation growth Our investment areasGlobal warehouse automation market size ($bn)$53 1 Grow the base business – deliver greater functionality and add complementary technologies$19 2 Geographic expansion to Europe3 Acquire additional software capabilities 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E Growth of Warehouse labor Speed of shipping 4 Expand market access through M&A e-commerce shortagesGlobal New Battery Energy Storage Systems Installations Our growth vectors(Gigawatt-hours (GWh))1 Retrofit of wet-cell facilities with dry-cell technology 421 2 License our IP to battery manufacturers134 3 M&A targets in slitting, powder mixing 43 & conveyance, and material handling & automation solutions 2022A 2025E 2030E28

1 OUR STRATEGIC INVESTMENT IN AXIAN PROVIDES ACCESS INTO A >$2BN ADDRESSABLE MARKET We identified a significant market opportunity to displace incumbent Continuous Inkjet (“CIJ”) technology Existing technology is complex, releases harmful volatiles and requires complete rebuilds every two years, as well as an ongoing support team We have invested to develop a new MEMS1 CIJ technology called Axian that pairs flexibility, speed and performance with low maintenance and convenience Axian uses a disposable printhead that is virtually maintenance free and can reduce ownership costs by ~30% Axian entered into beta testing with the first customer in Apr ‘21 and production moved out of R&D phase in Jan ’23 First of 6 Axian patents issued with applications across multiple geographies Experienced development delays due to required change in silicon chip supplier None of our competitors are developing a similar technology We estimate the opportunity size today at ~$2.1bnExisting CIJ printAxian IQ printBenefit Axian IQ Existing CIJHigh Print Quality ✓ïƒ»Long Throw Distance ✓75% of VOC Reduction ✓consumablesContinuous Operation Without ✓ïƒ»MaintenanceLow Upfront Cost ✓ïƒ» Low Consumable Costs ✓ïƒ Low Maintenance Costs ✓ïƒ»We have invested ~$54mm into the Axian product to dateNote: 1 Micro-Electro-Mechanical Systems29

C O N F I D E2 WE HAVE UNLOCKED SUBSTANTIAL VALUE THROUGH THE SALE OF SGK BRANDSOLUTIONS…TRANSACTION RATIONALE Sale of our SGK Brand Solutions (“SGK”) segment to a newly formed entity created by affiliates of SGS & Co (“SGS”), creating a world-class leader in brand experience and technology-enabled brand solutions The combined entity will have an enterprise value of approximately $900 million, representing an adjusted trailing-twelve-months EBITDA multiple of 9.0x We expect the combined entity to achieve over $50 million in annual run-rate cost synergies We will receive substantial upfront consideration of $350 million at closing, while still benefiting from synergy-driven value creation in the future Upfront cash proceeds of $250 million that is intended to be used to repay debt We also received $50 million of preferred equity in the combined entity and will retain approximately $50 million in trade receivables under our securitization program We retained 40% interest in the common equity of the combined entity, creating substantial opportunity for synergy-based value creation The transaction provides a pathway for a full exit of the SGK business at an attractive valuation Closing expected in mid-2025 pending receipt of customary regulatory approvals~9.0x8.0x1~6.2x2Barington 2022 Wall Street estimates Transaction outcome SGK + SGS (Matthews retains 40% interest)Source: Public filings, Wall Street researchNote: 1 Represents mid-point LTM multiple from Barington’s 12/12/2022 Presentation at the Bloomberg Activism Forum; 2 Represents implied LTM EBITDA multiple based on B. Riley Financial’s forward multiple valuations 30

C O N F I D E N T I A L2 … WHICH WAS ONLY POSSIBLE DUE TO THE DELIBERATE ACTIONS TAKEN BY OUR BOARDMatthews’ Graphics Imaging and Merchandising Solutions segments were a natural fit with Schwak’s Creative Agency, Brand Consultancy and Media Production Services; the 2014 combination considerably increased our scale and created an end-to-end, comprehensive Marketing and Packaging solutions entity, strengthening our product offering and providing far greater value to Matthews’ clients Management and the Board drove the integration and transformation of the SGK business, including strategic investments that delivered revenue uplift in the Printing Plates business which helped in achieving a superior valuationGiven a decline in market conditions, the company initiated a review of SGK in 2019; while it was delayed by external challenges such as the war in Ukraine and the COVID-19 pandemic, we ultimately achieved an outcome more attractive than previously contemplated alternativesThe announced transaction with SGS represents a premium to the estimated multiple of SGK implied by both Barington and Wall ✓ Street analysts; This outcome was only possible due to the strategic investments we made into SGK which further enabled the >$50mm run rate synergy opportunity✓ The SGK Brands segment has generated more than $1bn in Adjusted EBITDA1 since the acquisition of Schawk which has supported capital returns to our shareholders through dividends and share buybacks✓ Matthews has retained key SGK-related assets including software assets along with our German roto-gravure business and the Saueressig business that was originally part of the SGK segmentNote: 1 See the Appendix for reconciliations of non-GAAP measures to their most directly comparable GAAP measures31

C O N F I D E N T I A L2 MARKET REACTION TO THE SGK SALE HAS BEEN OVERWHELMINGLY POSITIVE, WITH OUR SHARE PRICE UP ~15% ON THE DAY OF ANNOUNCEMENT“From an economic perspective, the deal is highly attractive and should begin to unlock hidden value in MATW’s share price…In summary, we believe this transaction `flips the script’ from the recent macro ”and competitive/customer related challenges and sets the stage for a series of potentially positive and accretive events over the subsequent 12- 24+ months. While it may take some time, as more investors become aware of this dynamic, we expect the share price to continue to drift higher as well.”Wall Street Broker “The implied enterprise value of the new entity is~$900mm, representing an EBITDA multiple of ~9x. For reference, prior to the ”announcement, MATW was trading at 7.7x EBITDA and SGK has generally been considered dilutive to overall valuation by most investors.”Wall Street Broker “The upfront proceeds and the 40% carry in the new entity, assuming a $900M enterprise value, would translate to a valuation” of SGK of $17.50 per share, which is an $11.00 premium to our estimated per share value for SGK of $6.50. In the meantime MATW shares trade at a significant discount to our current $40.00 price target, which assumes no sale of SGK.”Wall Street Broker “We are raising our valuation multiple by 1-turn reflecting; 1) meaningfully reduced financial leverage and increased flexibility, ” post transaction, 2) the improved trajectory of the Brand Solutions business under the JV, including $50mm (or more) potential cost synergies over the next few years…”Wall Street Broker “Ultimately, we do not believe it is unreasonable to believe Matthews could generate total consideration for SGK of $700-$750mm+, ”excluding tax leakage, which remarkably is close to MATW’s entire market cap (~$800mm) prior to last week’s announcement.”Wall Street Broker Source: Wall Street researchNote: Permission to use quote neither sought nor obtained32

C O N F I D E N T I A L2 THE TRANSACTION SIMPLIFIES OUR BUSINESS AND FOCUSES ON HIGHER GROWTH AND HIGHER MARGIN SEGMENTSSIMPLIFIES OUR BUSINESS STRUCTURE…FY’24A EBITDA pre-transaction1SGK Brand Solutions 23%Memorialization 62% Industrial Technologies 15%FY’24A EBITDA post-transaction1,2Industrial Technologies ~20%Memorialization ~80%…AND SIGNIFICANTLY IMPROVES TOP AND BOTTOM-LINE PERFORMANCEFY‘21A – ‘24A Net Sales CAGR6.2% 2.4% 2WholeCo RemainCoFY’24A EBITDA margin316.0% 14.7% WholeCo RemainCo 2Source: Public filingsNote: SGK transaction is expected to close by mid-2025 pending receipt of customary regulatory approvals; 1 Excludes corporate costs, see the Appendix for reconciliations of non-GAAP measures to their most directly comparable GAAP measures; 2 RemainCo consists of Memorialization and Industrial Technology segment contributions only, does not include contribution from the German roto-gravure packaging business and other related investments currently within the SGK Brand Solutions reporting segment which Matthews intends to retain; 3 Excludes corporate and non-operating EBITDA allocation, see the Appendix for reconciliations of non-GAAP measures to their most directly comparable GAAP measures 33

C O N F I D E N T I A3WE HAVE RETURNED ~$490 MILLION OF CAPITAL TO SHAREHOLDERS SINCE 2014DIVIDENDS PER SHARE CAPITAL RETURNED TO SHAREHOLDERS ($MM)Dividends paid>100%Share repurchases31 straight years of ✓ dividend growth $77 $0.96 $69 $0.92 $0.88 $0.86 $0.84 Total dividend growth $0.80 ✓ $0.76 of >100% since 2014$52 $52 $0.68 58 $46 42$0.60 Consistent track record $0.54 $40 21 of annual share $0.46 $36 26$32 21repurchases $31 12 $31 14 4 3$23 15Significant return of 1031✓ 26 28 28 28capital to shareholders 22 25 2618 19 13’14A ‘15A ‘16A ‘17A ‘18A ‘19A ‘20A ‘21A ‘22A ‘23A ‘24A ‘14A ‘15A ‘16A ‘17A ‘18A ‘19A ‘20A ‘21A ‘22A ‘23A ‘24ASource: Public filings34

C O N F I D E N T I A L4 WE CONTINUE TO EXECUTE ON OUR ANNOUNCED PLAN TO TAKE SIGNIFICANT COSTS OUT OF THE BUSINESSIn Q3’24 we announced the initiation of cost reduction programs that will span several of our business units as well as our corporate functions We have made progress on our plans and remain on-track to achieve this target even after the sale of SGKWe are targeting annual consolidated savings from these programs of up to $50 million, with the most significant portion from our engineering and tooling operations in Europe and also targeting our general and administrative costs These initiatives are designed to position our business to capitalize on future growth opportunities and include exiting less profitable businesses35

C O N F I D E N T I A L5 THE SALE OF SGK WILL REDUCE OUR LEVERAGE BELOW 3.0X, CONSISTENT WITH OUR STATED STRATEGYADDITIONAL BENEFITS FROM TRANSACTION Sale shifts business mix towards more profitable Memorialization and Industrial Technologies segments Both segments have demonstrated stronger historical top-line performance Increases free cash flow generation given the reduction in interest expenseProvides more funding for growth in Memorialization, protecting Matthews’ market leading position while investing in new technologies to discover efficiencies and expanding subsegment verticals Heightens management’s focus and ability to fund Industrial Technologies projects at a critical time in the development cycle of new products across the segmentINTENDED USE OF PROCEEDS REDUCES OUR NET LEVERAGE13.6x <3.0xPre-transaction Post-transactionSource: Public filings, management estimatesNote: SGK transaction is expected to close by mid-2025 pending receipt of customary regulatory approvals; 1 Initial net leverage includes $735.7mm of net debt (comprised of $776.5mm of total debt and $40.8mm of cash and cash equivalents) and LTM Adjusted EBITDA of $205.2mm as of 09/30/2024, post transaction includes contribution of post-tax transaction proceeds, excludes SGK and includes our 40% share of new entity LTM Adjusted EBITDA, excluding any synergies, see the Appendix for reconciliations of non-GAAP measures to their most directly comparable GAAP measures36

C O N F I D E N T I A L6 WE RECOGNIZE THAT RECENT CHALLENGES IN OUR ENERGY SOLUTIONS BUSINESS HAVE DEPRESSED OUR SHARE PRICE…SHARE PRICE PERFORMANCE (INDEXED TO MATTHEWS’ SHARE PRICE) Jul 19 – Aug 18, 2023MatthewsTesla Q2 earnings highlighted further 4680 Nov 02, 2020 Jul 20, 2023 Russell 2000 Jan 13-31, 2022 and Cybertruck issues alongside planned Press articles link Tesla’s 4680 Our closing share price rose to Tesla announces multiple factory shutdowns. Their share price drops from large-scale batteries with $48.47, reflecting positive production issues with 4680 $291 on 19th July to $263 on 20th July and Saueressig’s dry electrode investor sentiment on the batteries and pushes back further to $215 by 18th August capabilities. Research analysts prospects of our proprietary launch of the Cybertruck subsequently raise these reports DBE technology during our Nov 20, 2020 earnings call Jan 03, 2023 Nov 17, 2023We disclose that our IP-protected We report FY’23 results: Jun 17, 2024May 2021—Jan 2022 a combination of slow A private dispute which Nov 22, 2024Share price impacted by the Energy Solutions business has orders alongside had been ongoing for Announce engagement failure to acknowledge new won over $200mm in orders order delays from months with Tesla with J.P. Morgan to orders at the time Tesla was during the first quarter of FY’23 Tesla begins to hinder becomes public when a support review of facing production issues earnings expectations lawsuit is filed in a potential strategic Nov 17, 2022 California federal court alternatives, given the We issued strong guidance for our long-term opportunities Industrial Technology segment, Other Energy Solutions available in the with an outlook of over 50% growth for customers, uncertain of Industrial Technologies FY’23. These orders were driven by a the legal outcome, slow segment growth in Tesla’s orders for non- pace of orders Cybertruck facilitiesJul 28, 2023Due to production issues at +47% Tesla, we issued softer than expected forward guidance $30.161 regarding Energy Solutions Apr 05, 2021 +38% during our Q3 FY’23 earnings Press articles link Saueressig’s planned San Antonio facility with Tesla’s Austin Gigafactory: “Considering that Tesla’s 4680 cells would utilize dry electrode Apr 15, 2024 technology, Saueressig Engineering’s Tesla announces upcoming Texas site would likely be layoffs at 4680 invaluable for Tesla’s operations in battery projectTexas.”Source: FactSet, press articles, company filings Note: 1 As of 01/23/2025; 37

C O N F I D E N T I A L6 … WHICH WAS SHOWING STRONG SIGNS OF RECOVERY PRIOR TO THESE CHALLENGESWITH TESLATOTAL SHAREHOLDER RETURNS RELATIVE TO 07/27/2023 (UNAFFECTED SHARE PRICE PRIOR TO Q3 FY’23 EARNINGS RELEASE)1-YEAR PRIOR(Jul 27, 2022 – Jul 27, 2023)Matthews 78.9% Proxy peers 20.6% S&P 500 14.7% Russell 2000 7.4% 3-YEARS PRIOR(Jul 27, 2020 – Jul 27, 2023)Matthews 166.2% Proxy peers 51.8% S&P 500 46.8% Russell 2000 36.8% 5-YEARS PRIOR(Jul 27, 2018 – Jul 27, 2023)S&P 500 75.6% Russell 2000 25.6% Proxy23.6% peersMatthews 6.9% Source: FactSetNote: Total shareholder returns includes re-invested dividends; Time periods shown represent Total Shareholder Returns relative to 07/27/2023;
Proxy peer performance represents the median of proxy peers38

C O N F I D E N T I A L6OUR PROXY PEERS ARE CHOSEN FOR THEIR RELEVANCE IN COMPENSATION MATTERSNONE OF THE PEERS IN OUR PROXY THAT HAVE BEEN USED IN BARINGTON’S ANALYSIS ARE OPERATIONALLY COMPARABLE OR RELEVANT PEERS TO MATTHEWS; THEY ARE RELEVANT AS IT RELATES TO BENCHMARKING AND COMPARISONS RELATED TO COMPENSATION MATTERSMATTHEWS SEGMENT RELEVANCEMarket cap range2 Includes Matthews as Company1 Sector Memorialization SGK Brand Solutions Industrial Technologies proxy peer?3(<$2bn)Deluxe Corporation Commercial printing MSA Safety Instrumentation Service Corporation Funeral homes and services Stagwell Advertising and public relationsï Moog Aerospace and defense Woodward Aerospace and defense Mativ Chemicals Minerals Technologies Chemicals ICF International Consulting and technology services Barnes Group Diversified engineering TriMas Diversified engineering EnPro Industries Industrial machinery Standex International Industrial machinery Columbus McKinnon Industrial machinery Graco Industrial machinery Hillenbrand Industrial machinery John Wiley Publishing Source: CapIQ, FactSet, Company filingsNotes: 1 Excludes Kaman Corporation which has been removed from the 2025 Peer Group given acquisition by Arcline Investment Management, L.P.; 2 Based on fully diluted market cap from FactSet as of 01/25/2025; 3 Based on most recent proxy compensation peer group39

C OOUR ACTIONS AND ROADMAP POSITIONS MATTHEWS TO GENERATE LONG-TERM SUSTAINABLE VALUE FOR ALL SHAREHOLDERS Finalize strategic review of our businesses to maximize value creation for shareholders1 Strategic portfolio optimization Execute on unlocking the substantial synergy opportunity between SGK and SGSReset and advance energy Resolve legal dispute with Tesla and access the broader market for our IP-protected energy 2storage solutions segment solutionsExpand our product 3 Commercial launch of the Axian product, capturing a $2.1bn market opportunity identification capabilities4 Scale warehouse automation Scale business through a focus on partnerships and acquisitionsDrive margin expansion through 5 Reduce costs at the consolidated level by $50mm disciplined cost managementContinue executing on our 6 Continue consolidating market share and improving margins through efficiency initiatives memorialization business40

Our highly regarded Board & robust corporate governance

ROBUST CORPORATE GOVERNANCE PRACTICES AND PROCEDURESBOARD PRACTICES AND GOVERNANCE HIGHLIGHTS Independent Chairperson Maximum age of 75 for director nominees The Board and each committee annually conduct a thorough self-assessment process focused on their respective performances The Board is actively engaged in overseeing talent and long-term succession planning for senior leadership and directors Commitment to actively refresh Board with assistance of third-party national search firm Policy against director overboarding Continued director education on key issues relevant to the businesses of Matthews and public company governance, including, including cyber security Consistent engagement with shareholders regarding governance practices and other matters COMPENSATION AND OWNERSHIP GUIDELINES HIGHLIGHTS ISS Compensation QualityScore 1 Received over 90% approval on Say on Pay Votes for last three years1 Executive compensation is strongly tied to performance objectives to align with shareholder interests Stock ownership guidelines: 6x base salary for the CEO 5x base salary for the CFO• 4x base salary for Group Presidents Our directors, officers and executive management collectively own 4.8%2 of our shares, aligning interests with shareholders We prohibit hedging and pledging of our Company securities by directors, executive officers and employees Executive compensation clawback policy in placeESG AND SUSTAINABILITY HIGHLIGHTS Our Board and its committees oversee management’s implementation of our ESG and sustainability initiatives Our Board and its committees regularly meet with staff from our EHS, D&I and Sustainability groups to discuss policies and practices with respect to employee health and safety programs We are taking action to mitigate our environmental impacts across four major areas: Climate & Energy, Waste, Water and Advancing Sustainable Solutions Achieved 80% reduction in hazardous waste since 2017 Installed new technology in printing equipment to reduce VOCs 98% Aims to enhance disclosures by highlighting its cybersecurity strategy and costs linked to security breachesSource: Public filingsNote: 1 Includes results from annual meeting for 2022, 2023 and 2024; 2 Percentage ownership calculated based on 30,937,563 shares of Matthews Common Stock outstanding as of November 30, 2024 per Company proxy statement42

C O N F I D E N T I A LACTIVELY REFRESHED, DIVERSE AND FIT-FOR-PURPOSE BOARD OVERSEES OUR STRATEGY AND GOVERNANCE FOLLOWING THE 2025 ANNUAL MEETING, WE WILL HAVE WELCOMED FOUR NEW INDEPENDENT DIRECTORS SINCE 2020 AND WE WILL FURTHER REFRESH THE BOARD IN THE NEXT YEAR1,3Independent Independent IndependentLillian D. Etzkorn joined Dr. Aleta W. Richards J. Michael Nauman Board joined Board nominated for 2025 AGM12020 2021 2022 2023 2024 2025Francis Wlodarczyk We have actively refreshed the Board to joined Board target expertise in high-growth opportunities that Matthews is exploring Independent82%9 of 112directors are independent, 11 of 11 including Chairman (10 of 11 in directors bring skills & experiences 2026)3 relevant to Matthews45%4 of 11 5 of 11directors are ethnically and/or directors served as CEOs or CFOs gender diverse in their prior rolesSource: Public filingsNote: 1 Assumes the successful election of Mr. Nauman at the 2025 annual meeting; if elected, Mr. Nauman will replace Jerry R. Whitaker who will not stand for re-election at 2025 annual meeting; graphs reflect Matthews’ proposed board composition following 2025 Annual Meeting; 2 Based on listing requirements for the Nasdaq Global Select Market; 3 Assumes an independent director will be added to replace Mr. Babe, who will not stand for re-election at the 2026 annual meeting43

C O N F I D E N T I A LMATTHEWS’ HIGHLY QUALIFIED BOARD HAS A COMPREHENSIVE MIX OF SKILLS AND EXPERIENCES TO HELP DRIVE SHAREHOLDER VALUE= Governance & A = Audit Committee C = Compensation Committee E = Executive Committee F = Finance Committee G M = M&A Review Committee = Committee Chair = Board Chair = Nominated for 2025 AGM = Continuing directors Sustainability CommitteeAlvaro Garcia-Tunon, 72 Joseph C. Bartolacci, 64 Gregory S. Babe, 67 Katherine E. Dietze, 67 Terry L. Dunlap, 65Term expiry: 20281 Term expiry: 2027 Term expiry: 20262 Term expiry: 2027 Term expiry: 20281 Director since: 2009 Director since: 2005 Director since: 2010 Director since: 2008 Director since: 2015 Former CFO of Wabtec CEO of Matthews since 2006 President and CEO of Liquid X Former Global COO of Credit Former Interim CEO of Metallus Corporation, later serving as a Extensive leadership roles within Printed Metals Suisse First Boston’s Investment (f/k/a TimkenSteel), with a strong strategic advisor from 2014 to 2017 Matthews, including President of Former CEO of Bayer Corporation Banking Division background in strategic leadership Extensive leadership in Casket Division and Matthews and Orbital Engineering, with âš Extensive experience in global and operational efficiency international business, corporate Europe, that provided key extensive experience in investment and financial matters, Serves on board of U.S. Steel governance and risk management operational experience critical for manufacturing and regulatory with leadership roles at Salomon 31 years at Allegheny Certified Public Accountant and the growth of Memorialization affairs Brothers Technologies, where he honed financial expert business Holds a mechanical engineering Former corporate director and skills in product innovation Featured in Latino Leaders as a Serves on the board of Federated degree from West Virginia audit committee chair for Cowen Offers key insights as Chair of M&A part of “Latinos on Boards 2024” Hermes and Matthews’ M&A University Group, and trustee for Liberty Review Committee Review Committee Property TrustE M E F G C G MMorgan K. O’Brien, 64Lillian D. Etzkorn, 55 Aleta W. Richards, 59 David A. Schawk, 69 Francis Wlodarczyk, 58Term expiry: 2027Term expiry: 2027 Term expiry: 2026 Term expiry: 2026 Term expiry: 2026âš Director since: 2011 Director since: 2020 of Hope Utilities, with Director since: 2023 Director since: 2014 Director since: 2024 CEO Current EVP & CFO of LCI Current President of Crane Extensive leadership experience in 35 years of expertise in industrial extensive leadership experience in Industries, bringing strong financial Currency, focused on executing brand development and automation across diverse utility sector leadership and strategic insights growth strategy management industries Former CEO of Peoples Natural Former CFO at Covia and Shiloh Former EVP of Specialty Films at Retired as Group President of SGK Former SVP of Intelligent Devices Gas and Duquesne Light Holdings, Industries Covestro Deutschland, providing Brand Solutions in 2019, having led at Rockwell Automation, where he enhancing operational and 19-year career at Ford Motor key experience in Germany critical the company since its acquisition led a multi-billion-dollar global strategic capabilities Company, where she developed to our European presence Former CEO of Schawk Inc., with business Background in accounting and skills in investor relations and Executive experience in various strong track record in strategic Held senior leadership roles in the taxation from roles at PNC Bank corporate finance roles at Bayer Corporation, growth U.S. and Europe, focusing on and major accounting firms including in strategic marketing strategy, sales, business development and engineeringA E A C E A C C M A GJ. Michael Nauman3, 62Term expiry: 20281 Newly nominated for 2025 AGM as independent director Serves on board of Commercial Vehicle Group Served as President and CEO of Brady Corporation for ~8 years, bringing expertise in specialty products and technical equipment that would directly benefit launch of our new product identification offering Over 35 years of experience in leadership, strategy and M&A, including senior roles at Molex IncorporatedSource: Public filingsNote: 1 Assumes re-election at 2025 annual meeting; 2 Mr. Babe will not stand for re-election at the 2026 annual meeting; 3 If elected, Mr. Nauman will replace Jerry R. Whitaker who will not stand for re-election at 2025 annual meeting 44

OUR DIRECTORS BRING A DIVERSE RANGE OF SKILLS AND EXPERIENCES THAT SUPPORT OUR LONG-TERM STRATEGYAggregated Skills & Experiences Composition Management 100%Accounting 64%Finance; Mergers & Acquisitions 91% Legal 18% Operations 100% IT & Digital 27% International & Global 91% Human Resources 64% Technology & Automation 36% Cybersecurity 9% Environmental, Social & Governance 36% Marketing 64% Brand 18% Memorialization 9% Industrial Technology & Engineering 27% Public Company Board Experience3 64% Source: Company proxy statementNote: 1 Mr. Babe will not stand for re-election at the 2026 annual meeting; 2 If elected, Mr. Nauman would replace Jerry R. Whitaker who will not stand for re-election at 2025 annual meeting; 3 Includes current and historical board experience at public companies other than Matthews45

C O N F I D E N T I A LCOMPENSATION STRUCTURE ALIGNS MANAGEMENT AND SHAREHOLDER INTERESTSRIGOROUS GOALS / FINANCIAL TARGETS HAVE ENSURED APPROPRIATE REALIZED COMPENSATIONWhat we do Pay for performance – target total incentive compensation is achieved only when performance objectives are achieved Benchmark pay relative to the market and review peer group used for market benchmarking Pre-set objectives for annual incentive compensation plan that are measurable, determined in advance and aligned with shareholder interestsLong-term incentive compensation plan designed to strongly tie to performance; performance units are awarded upon attainment of pre-established stock price appreciation and ROIC thresholds Equity ownership guidelines that require significant executive officer equity ownershipBoard’s significant equity ownership in the Company underscores its commitment to drive long-term shareholder value and its alignment with shareholder interestsISS Compensation QualityScore 1 Over 90% approval on Say Pay Votes (Lowest risk) for last three years1OVERVIEW OF EXECUTIVE COMPENSATION PROGRAM FOR FISCAL 2024Structuring the primary compensation of our CEO and other named executive officers with a high percentage of variable elements strongly aligns with shareholder interests1 âš Base salary paid to attract, motivate and retain qualified talent2 âš Annual Incentive Compensation in the form of annual cash payments based upon achievement of certain performance metrics to align compensation with shareholder interests in the short-term 3 âš Long-Term Inventive Compensation in the form of time-based units and performance-based units, which pay out based upon achievement of certain performance metrics over a three-year performance period to align compensation with shareholder interests in the long-termFiscal 2024 target compensation mixCEO Other NEOs Average Base salary 19%Base salary 33%81% 67% LTI compensation compensation Annual 46% at-risk at-riskIncentive LTI 19% 62%Annual Incentive 21%Source: Company proxy statement and filingsNote: 1 Includes results from annual meeting for 2022, 2023 and 202446

COMMITMENT TO ESG & SUSTAINABILITY Business solutions to drive efficiency and environmental performance âš Provider of energy storage solutions, including battery production technology for electric vehiclesâš Waste-to-Energy solutions with projects in the UK and Europe âš Creating environmental solutions to reduce packaging materialsâš Working to reduce VOC emissions with launch of new printing technology Socially responsible employment environment âš Facilitated D&l program that supports diversity in culture, talent and geography, and published latest EE0-1 report âš Comprehensive Environmental, Health & Safety Management System for all employees and contractors focuses on risk reduction, addresses serious incidents, and promotes a positive safety culture for complianceâš Plans to publicly disclose current ISO certification and explore opportunities to expand the Company’s certifications globallyâš Commitment to be a good neighbor in our communities Key areas of environmental metrics focus identified for businessâš Matthews is committed to being part of the global solution in reducing carbon emissions Green House Gas (GHG) Emissions consistent with the 2ºC Scenarioâš Matthews’ absolute target for non-renewable energy usage is to use 20% less KWH/$1000 Energy Management revenue by 2030Solid Waste and Hazardous Waste âš Matthews is committed to reducing the waste from both operations and packaging by 50% Management by 2030 from the 2017 baselineWater Management âš Matthews’ target is to reduce water usage by 10% by the year 2030ESG ACHIEVEMENTSâš Significant reduction of solid waste year-over-yearâš 80% reduction in hazardous waste since 2017âš Converted site lighting to low energy consumption LED – 53% reduction in lighting energy usageâš Installed new technology in printing equipment to reduce VOCs 98%Source: Company proxy statement and filings 47

Barington’s misguided proxy contest

C O N F I D E N T I A LDESPITE MR. MITAROTONDA’S LACK OF EFFORT TO UNDERSTAND OUR BUSINESS, MATTHEWS HAS STRIVED TO CONSISTENTLY COLLABORATE WITH BARINGTON During the term of the Settlement Agreement, we strived to: âš«Maintain an open dialogue (25+ meetings in person or over the phone);âš«Meet Barington’s requests for time with our Board and management; andâš«Collaborate with Mr. Mitarotonda and treat him as a complimentary piece of our management teamMeanwhile, Mr. Mitarotonda made little effort to enhance his understanding of our businesses, and our meetings with Barington were frequently cut short by Mr. Mitarotonda due to his lack of preparation or cancelled by him outright …… and with the expiration of the Settlement Agreement, Barington has now decided to wage a proxy contest in leu of a private dialogue to explore a constructive path forward âš« Barington notified intent to nominate Ms. Pollina and Messrs. Mitarotonda and Perez to the Boardâš« Governance and Sustainability Committee met to discuss Barington’s nominees and retained a national professional search firm to support candidate diligence processDecemberâš« Despite our best efforts and multiple attempts, we were unable to interview Mr. Perez due to his unavailability2022 âš« Matthews and Barington executed Settlement Agreement, whereby (i) Barington withdrew its nominees, (ii) the Company appointed Barington Companies Management as a consultant and (iii) the Company agreed to meet with Mr. Mitarotonda on a quarterly basis âš« Mr. Mitarotonda delivered Board presentation complimenting Matthews’ management team and the Company’s ability to generate cash, and expressed views September on capital allocation and strategic alternatives consistent with the Board’s preexisting strategyOctober âš« The Company’s business leaders continued to meet with Mr. Mitarotonda on a quarterly basis pursuant to Settlement Agreement2023April âš« Mr. Mitarotonda expressed intent to terminate the Settlement Agreement and nominate slate of directors, and criticized Company’s historical M&A activity âš« Despite his prior criticism of the Company’s historical M&A, Mr. Mitarotonda declined to execute NDA that would enable productive discussions focused on October strategic alternatives for Matthews’ portfolio of businessesâš« Barington and the Company agreed to terminate the Settlement Agreement at the end of the current termâš« Mr. Mitarotonda cancelled quarterly meeting with the Company2024 âš«The Board nominated Messrs. Dunlap, Garcia-Tunon and Nauman for the 2025 Annual MeetingNovember âš« Matthews publicly disclosed its engagement of J.P. Morgan to explore strategic alternatives for its business portfolio âš« Barington nominated Ms. Amicarella and Messrs. Galbato and Mitarotonda for the 2025 Annual Meetingâš« Mr. Mitarotonda cancelled next quarterly meeting with the Company as wellDecember âš« The Governance and Sustainability Committee conducted comprehensive interviews with Barington’s nominees and subsequently confirmed that the Company’s nominees were more qualifiedSource: Company proxy statement and filings 49

BARINGTON’S FOUR-STEP PLAN PRESENTS NO NEW IDEAS BARINGTON’S DEMANDSMATTHEWS ACTIONSWe continue to regularly refresh the Board, having added 3 new independent directors since 2020 and nominated Mr. Nauman for election at the 2025 annual meeting; Mr. Nauman’s expertise in specialty 4 products and technical equipment would directly benefit our new product identification offering; additionally, Mr. Babe will not stand for re-election in 2026Under Mr. Bartolacci’s leadership, consolidated net sales have grown by 62% over the last 10 years through careful, strategic actions; not only has the Memorialization business become an 4 industry leader, but our Energy business has also unlocked significant value by advancing proprietary solutions that offer significant value for the EV transition and our Industrial Automation business continues to identify niches within warehouse automation and product identification to invest in innovative technologyThe Board has actively considered strategic alternatives as a part of its fiduciary duty, as evidenced by our review of SGK since 2019 – well before Barington was even a shareholder; as a part of this ongoing review, in November 2024, we publicly disclosed an evaluation of strategic alternatives for 4 all our businesses including the Industrial Technologies business for which growth opportunities continue to emerge and, in January 2025, announced our agreement to sell SGK for $350 million of total upfront consideration; we have in the past also explored strategic alternatives for multiple parts of the Industrial Technologies segment, including an equity investment in the battery division.We expect that the immediate cash proceeds from the SGK transaction of approximately $250 million and other proceeds received in the future will be used predominantly for the repayment of debt; our cost reduction program is already well underway, including initiatives that will target annual 4 consolidated savings of up to $50 million; Mr. Mitarotonda also fails to understand that approximately $57 million of our 2024 SG&A spending is attributed to casket distribution costs, which is not applicable to the majority of our Peer Group1Source: Barington presentation published on January 22, 2025; Company proxy statement and filings; The SGK transaction is expected to close by mid-2025, pending receipt of customary regulatory approvalsNote: 1 Represents Barington selected Matthews proxy peers as of 2025 proxy statement which include Barnes Group Inc. (B), Columbus McKinnon Corporation (CMCO), Deluxe Corporation (DLX), Enpro Inc. (NPO), Graco Inc. (GGG), ICF International, Inc. (ICFI), Hillenbrand, Inc. (HI), John Wiley & Sons, Inc. (WLY), Mativ Holdings, Inc. (MATV), MSA Safety Incorporated (MSA), Minerals Technologies Inc. (MTX),Moog Inc. (MOG.A), Service Corporation International (SCI), Stagwell, Standex International Corporation (SXI), TriMas Corporation (TRS), Woodward, Inc. (WWD), excluding Kaman Corporation and Altra Industrial50

C O N F I D E N T I A LBARINGTON RELIES ON MISGUIDED ASSUMPTIONS AND FAILS TO UNDERSTAND OUR BUSINESS BARINGTON’S MISGUIDED CLAIMS “Matthews recently announced that it was pursuing one of our recommendations, the sale of the SGK Brand Solutions segment. It is clear to us that the Company took this step only after we called for the Board to replace Mr. Bartolacci as CEO and our intention to commence a proxy solicitation became evident.”“The acquisition of Schawk, Inc. (SGK Brand Solutions), a global packaging and brand experience business, is a prime example of poor capital allocation.”THE FACTSWe have been pursuing an SGK transaction since 2019 and had facilitated discussions with five different counterparties, well before Barington was even a shareholder The recently announced sale of our interest in SGK was a complex transaction that required significant time to negotiate, execute and announce, which Mr. Mitarotonda should knowUnder Mr. Bartolacci’s leadership, the Company successfully negotiated $350 million in total upfront consideration for its sale of SGK to a newly formed SGS entity, which Matthews will retain a 40% interest in as well as $50mm of preferred equity1 The favorable terms of the SGK transaction reflect the various strategic investments in technology and cost-savings initiatives executed by our leadership team over recent years The SGK Brands segment generated more than $1bn in Adjusted EBITDA2 in the time period referenced by Mr. Mitarotonda Mr. Mitarotonda fails to mention that we have retained our German rotogravure business and the Saueressig Energy Storage business that was originally part of the SGK segmentSource: Barington press release (January 10, 2025); Barington letter to the Chairman of the Board (December 10, 2024)Note: 1 Subject to transaction closing adjustments; 2 See the Appendix for reconciliations of non-GAAP measures to their most directly comparable GAAP measures 51

C O N F I D E N T I ABARINGTON RELIES ON MISGUIDED ASSUMPTIONS AND FAILS TO UNDERSTAND OUR BUSINESS BARINGTON’S MISGUIDED CLAIMS “[O]ur analysis reveals that the Company’s annual SG&A spending exceeds the median expenditures of its Peer Group by a substantial margin. . . . This difference translated in excess SG&A spending of $82.7 million.”“[T]he Company’s investments in the Industrial Technologies segment . . . have delivered little meaningful value for the shareholders.”THE FACTSMr. Mitarotonda’s level of understanding about Matthews’ business segments and the work underway to drive long-term value creation is alarmingly weak. As a consultant, he made little effort to enhance his understanding of the business despite having access to senior management Our cost reduction program is already well underway, including initiatives that will target annual consolidated savings of up to $50 million Mr. Mitarotonda also fails to understand that approximately $57 million of our 2024 SG&A spending is attributed to casket distribution costs, which is not applicable to the majority of our Peer Group For fiscal 2023, our Industrial Technologies segment generated net sales of $505.8 million, representing a 51% increase year-over-year, and Adjusted EBITDA increased 17%,1 over fiscal 2022 This growth largely reflects the significant growth of our engineering (including energy storage solutions) business Our strategic investments into the Industrial Technologies segment have provided us access to large addressable markets with attractive tailwindsSource: Barington letter to the Chairman of the Board (December 10, 2024)Note: 1 See the Appendix for reconciliations of non-GAAP measures to their most directly comparable GAAP measures 52

BARINGTON RELIES ON MISGUIDED ASSUMPTIONS AND FAILS TO UNDERSTAND OUR BUSINESS BARINGTON’S MISGUIDED CLAIMS “We have repeatedly urged Matthews to follow through on its recently announced plans to explore strategic alternatives for its Industrial Technologies segment but have seen little progress.”“While we have attempted to engage privately with the Company in efforts to unlock shareholder value, those attempts have proven futile.”THE FACTSWe already disclosed a comprehensive evaluation of strategic alternatives for all our businesses in November 2024. We have in the past explored strategic alternatives for multiple parts of the Industrial Technologies segment, including an equity investment in the battery division We expect to announce several initiatives over the course of the 2025 fiscal year that will help achieve that objectiveDuring his consulting relationship with the Company, Mr. Mitarotonda never once presented any suggestion or perspective that was in the business interests of all shareholders and that the Board was not already considering or executing In fact, he failed to demonstrate even a basic understanding of our business and frequently cut our routinely scheduled meetings short due to his lack of preparation or cancelled them outrightSource: Barington letter to fellow shareholder (January 10, 2025); Barington letter to the Chairman of the Board (December 10, 2024) Note: 1 The transaction is expected to close by mid-2025, pending receipt of customary regulatory approvals53

C O N F I D E N T I A LBARINGTON RELIES ON MISGUIDED ASSUMPTIONS AND FAILS TO UNDERSTAND OUR BUSINESS BARINGTON’S MISGUIDED CLAIMS “Poor capital allocation has elevated Matthews’ debt and borrowing cost”“Poor execution has eroded operating results”THE FACTSCash proceeds from the sale of SGK is intended to reduce net leverage to below our public 3.0x target1 Our recent refinance of $300mm of debt was done in the midst of our legal dispute with Tesla, which directly impacted our cost of capitalOur net sales have grown 62% over the last 10 yearsOur core Memorialization business has generated stable Adjusted EBITDA and Free Cash Flow metrics1 for several years Net sales growth and Adjusted EBITDA1 margins have been impacted by external challenges at SGK, for example COVID-19 and the Ukraine / Russia conflictSource: Barington presentation (January 22, 2025)Note: 1 See the Appendix for reconciliations of non-GAAP measures to their most directly comparable GAAP measures 54

C O N F I D E N T I A LBARINGTON RELIES ON MISGUIDED ASSUMPTIONS AND FAILS TO UNDERSTAND OUR BUSINESS BARINGTON’S MISGUIDED CLAIMS “Matthews’ directors have stunningly little previous public company board experience. Only four of its nine non-executive directors have ever been on the board of another public company.”“[W]e believe the Board must promptly be refreshed.”THE FACTSSix of Matthews’ nine non-executive directors have been on the board of another public companyBoard refreshment continues to be an ongoing priority for Matthews We have nominated four new directors since 2020, including Mr. Nauman whose experience at Brady Corporation would greatly benefit Matthews as the Company prepares the launch of its new product identification offering Additionally, Mr. Babe will not stand for re-election at the 2026 annual meetingSource: Barington presentation (January 22, 2025); Barington letter to the Chairman of the Board (December 10, 2024)55

C O N F I D E N T I A LBARINGTON’S NOMINEES DO NOT ENHANCE THE VARIETY OF SKILLS AND EXPERTISE ON OUR BOARDOUR PROPOSED BOARD COMPOSITION IS ALREADY WELL-ROUNDED IN KEY AREAS OF IMPORTANCE TO MATTHEWS64% of Matthews’ proposed Board has None of Barington’s nominees have any 2 Barington nominees had no Limited C-suite or operating board experience at public companies significant experience in Matthews’ knowledge of Matthews prior to their experience in public companies other than Matthews businesses nominations Matthews Proposed Board Skills and Experiences Barington Nominees Matthews Nominees Matthews Proposed Board CompositionManagement SKILL NOT ADDITIVE – REDUNDANT ✓ ✓ 100%Accounting NO SKILL / EXPERIENCE ✓ ✓ 64%Finance; Mergers & Acquisitions SKILL NOT ADDITIVE – REDUNDANT ✓ ✓ 91%Legal NO SKILL / EXPERIENCE ✓ ✓ 18%Operations SKILL NOT ADDITIVE – REDUNDANT ✓ ✓ 100%IT & Digital NO SKILL / EXPERIENCE ✓ ✓ 27%International & Global SKILL NOT ADDITIVE – REDUNDANT ✓ ✓ 91% Human Resources SKILL NOT ADDITIVE – REDUNDANT ✓ ✓ 64% Technology & Automation SKILL NOT ADDITIVE – REDUNDANT ✓ ✓ 36%Cybersecurity NO SKILL / EXPERIENCE ✓ ✓ 9%Environmental, Social & Governance NO SKILL / EXPERIENCE ✓ ✓ 36%Marketing SKILL NOT ADDITIVE – REDUNDANT ✓ ✓ 64% Brand SKILL NOT ADDITIVE – REDUNDANT ✓ ✓ 18%Memorialization NO SKILL / EXPERIENCE ✓ 9%Industrial Technology & Engineering SKILL NOT ADDITIVE – REDUNDANT ✓ 27% Public Company Board Experience1 SKILL NOT ADDITIVE – REDUNDANT ✓ ✓ 64%Source: Company and Barington proxy statementsNote: 1 Includes current and historical board experience at public companies other than Matthews56

C O N F I D E N T I A LBARINGTON NOMINEE CONSIDERATIONSBarington’s nominees have no understanding of Matthews, irrelevant skills and track records of questionable M&A oversight Ana Amicarellaïƒ’ No public company CEO experience ïƒ’ Showed no understanding about Matthews’ businesses in her interview with the Boardïƒ’ Experience is limited to the generation and distribution of energy, which is not relevant to our business of manufacturing equipment used for producing battery componentsïƒ’ Served as a director at Forward Air Corp. (“FWRD”) when it acquired Omni Logistics inAugust 20236 The transaction was subject to significant criticism by shareholders and ISS2 regarding the industrial logic of the deal as well as the structure chosen6 ISS and shareholders also challenged FWRD’s Board and management on their choice to structure the deal in a way that would not contemplate a vote of the shareholders2Chan Galbatoïƒ’ Showed no understanding about Matthews’ businesses in his interview with the Boardïƒ’ Experience in private equity operations has limited relevance to Matthews’ businessesïƒ’ Last professional experience in manufacturing was nearly 20 years agoïƒ’ Conflicted M&A oversight: Served as Chair of Avon Products when it sold to Natura after agitation by Barington; Common shareholders received Natura shares that are down 80% since closing1, while Galbato’s employer Cerberus received cash for its preferred stockïƒ’ Served with Mr. Mitarotonda on Avon Product’s board after a settlement with Barington, culminating in its sale (consistent with Barington’s demands)James Mitarotondaïƒ’ Added no value in two years as a consultant for Matthews, showing up to most meetings unprepared, ending them early, or skipping them entirelyïƒ’ No relevant skills or new ideasïƒ’ Dubious M&A oversight. History of joining boards and driving sales with questionable benefits for long-term investorsïƒ’ Avon Products (2019): All-stock sale to Natura, whose shares are down 80% since closing1ïƒ’ OMNOVA Solutions (2019): Sold for 4% below its 52-week highïƒ’ Jones Group (2014): Quickly went bankrupt, and federal court found sufficient allegations that its board acted recklessly about insolvencyïƒ’ Ameron (2011): Sold for 30% less than 3-year high and 1% premium to 52-week highSource: FactSet, public filingsNote: 1 From 01/03/2020 to 01/23/2025; 2 “The structure of the transaction, however, makes it clear that the company does not want shareholder input. . . . FWRD will join the ranks of acquirers that remain public with a substantial overhang on shares and under a cloud of poor governance.” ISS Special Situations Research, Pushing Forward Into Thin Air (Sept. 22, 2023).57

C O N F I D E N T I A LMATTHEWS’ NOMINEES BRING THE RIGHT SET OF SKILLS AND EXPERTISE TO HELP THE BOARD DRIVE LONG-TERM SHAREHOLDER VALUE= Governance & C = Compensation Committee E = Executive Committee G M = M&A Review Committee = Committee Chair = Board Chair Sustainability CommitteeAlvaro Garcia-Tunon, 72Term expiry: 20281âš« Director since: 2009âš« Former CFO of Wabtec Corporation, later serving as a strategic advisor from 2014 to 2017âš« Extensive leadership in international business, corporate governance and risk managementâš« Certified Public Accountant and financial expertâš« Featured in Latino Leaders as a part of “Latinos on Boards 2024”ETerry L. Dunlap, 65Term expiry: 20281âš« Director since: 2015âš« Former Interim CEO of Metallus (f/k/a TimkenSteel), with a strong background in strategic leadership and operational efficiencyâš« Serves on board of U.S. Steelâš« 31 years at Allegheny Technologies, where he honed skills in product innovation âš« Offers key insights as Chair of M&A Review CommitteeC G MJ. Michael Nauman2, 62Term expiry: 20281âš« Newly nominated for 2025 AGM as an independent director âš« Serves on board of Commercial Vehicle Groupâš« Served as President and CEO of Brady Corporation for ~8 years, bringing expertise in specialty products and technical equipment that would directly benefit launch of our new product identification offeringâš« Over 35 years of experience in leadership, strategy and M&A, including senior roles at Molex IncorporatedSource: Public filingsNote: 1 Assumes re-election at 2025 annual meeting; 2 If elected, Mr. Nauman will replace Jerry R. Whitaker who will not stand for re-election at 2025 annual meeting58

Concluding remarks

OUR ACTIONS HAVE BUILT A SCALED, ESTABLISHED AND DIVERSIFIED PLATFORM TO DRIVE FURTHER GROWTH AND CREATE LONG-TERM SHAREHOLDER VALUEOur Board and CEO have strategically positionedMatthews for long-term success• Leveraging the Company’s legacy as a leader in bronze memorials, graphics imaging and marking technology, current management has strategically diversified the portfolio into promising new markets and built a global platform positioned to win across brands, solutions and marketsâš« Under Mr. Bartolacci’s guidance, we have built our memorialization business to become a leader across casket, bronze and granite memorials and cremation through strategic expansion of our casket distribution network through the mid-late 2000s and granite memorials starting in 2009âš« Careful, strategic investments into the Industrial Technologies segment to address end markets with significant growth potential resulted in our business entering the Warehouse Automation market in 2011 and the Energy Storage Solutions market in 2009• Since 2014, we have returned ~$490mm of capital to shareholders in dividends and share repurchases while strategically investing in capital expenditures and inorganic growth of our businesses• We maintain a rigorous approach to portfolio optimization, as evident in the current and ongoing strategic review that successfully resulted in an agreement to sell our SGK Brand Solutions segment1Note: 1 On January 8, 2025, Matthews announced an agreement to sell the SGK business to a new entity created by Matthews and SGS & Co. The transaction is expected to close by mid-2025 pending receipt of customary regulatory approvals 60

C O N F I D E N T I A LOUR ACTIONS HAVE BUILT A SCALED, ESTABLISHED AND DIVERSIFIED PLATFORM TO DRIVE FURTHER GROWTH AND CREATE LONG-TERM SHAREHOLDER VALUE (CONT’D)• Our pending strategic sale of SGK Brand Solutions at an attractive premium will allow us to simplify our corporate structure while improving our margin and growth profile1We have a strong • Our Memorialization segment continues to deliver stable growth and generates consistent cash flowfoundation for • Our strategic investments in our Industrial Technology segment position Matthews for its next phase of sustainable profitable growth, targeting an attractive total addressable market of:growth and shareholder âš« ~$40bn battery market growing at a 20% CAGR for Engineeringvalue creationâš« ~$53bn ecommerce / omnichannel service market growing at a ~16% CAGR for Warehouse Automationâš« ~$6bn digital supply chain market growing at a ~7% CAGR for Product Identification• Our directors bring a diverse range of skills and experiences that support our long-term strategy• Since 2020, we have added Ms. Etzkorn, Dr. Richards and Mr. Wlodarczyk as new independent directors and Our strategy and nominated Mr. Nauman, a fourth new independent director, for election at the 2025 annual meeting governance are âš« Mr. Nauman’s technical expertise would directly benefit our new product identification offering overseen by our âš« Additionally, Mr. Babe will not stand for re-election at 2026 annual meeting actively refreshed, • Our executive compensation structure is aligned with our shareholders’ interests – affirmed by ISS diverse and fit-for- Compensation QualityScore of 1 (lowest risk) and over 90% approval on Say on Pay votes for the last 3 years1purpose board 2 • Our Board collectively owns approximately 3.3% of the Company’s shares, exceeding the stake held by Barington, demonstrating strong alignment with shareholder interests and confidence in the Company’s strategic directionNote: 1 On January 8, 2025, Matthews announced an agreement to sell the SGK business to a new entity created by Matthews and SGS & Co. The transaction is expected to close by mid-2025 pending receipt of customary regulatory approvals;2 Percentage ownership calculated based on 30,937,563 shares of Matthews Common Stock outstanding as of November 30, 2024 per Company proxy statement61

YOUR VOTE IS IMPORTANT, AND WE ASK THAT YOU PLEASE VOTE “FOR” EACH OF MATTHEWS’ NOMINEESON THE WHITE PROXY CARD TODAY.Committed to Shareholder Value Creation62

Appendix

ADJUSTED EBITDA NON-GAAP RECONCILIATIONYears Ended September 30,2024 2023 2022(Dollar amounts in thousands)Net (loss) income $(59,660) $39,136 $(99,828) Income tax (benefit) provision (9,997) 1,774 (4,391) (Loss) income before income taxes (69,657) 40,910 (104,219) Net loss attributable to noncontrolling interests — 155 54 Interest expense, including Receivables Purchase Agreement (“RPA”) and factoring financing fees 1 55,364 48,690 28,771 Depreciation and amortization * 94,770 96,530 104,056 Acquisition and divestiture related items 2** 5,576 5,293 7,898 Strategic initiatives and other charges 3**† 65,586 13,923 28,060 Non-recurring / incremental COVID-19 costs 4*** — — 2,985 Highly inflationary accounting losses (primarily non-cash) 5 1,027 1,360 1,473 Defined benefit plan termination related items 6 — — (429) Goodwill and asset write-downs 7 33,574 — 92,504 Stock-based compensation 18,478 17,308 17,432 Non-service pension and postretirement expense 8 439 1,640 31,823Total Adjusted EBITDA $205,157 $225,809 $210,408 Segment adjusted EBITDAMemorialization 162,586 163,986 151,849 Industrial Technologies 39,716 66,278 56,762 SGK Brand Solutions 61,620 57,128 60,120 Corporate and Non-Operating (58,765) (61,583) (58,323)Total Adjusted EBITDA $205,157 $225,809 $210,408Note: 1 Includes fees for receivables sold under the RPA and factoring arrangements totaling $4.8 million, $4.0 million and $1.0 million for the fiscal years ended September 30, 2024, 2023 and 2022, respectively; 2 Includes certain non-recurring costs associated with recent acquisition and divestiture activities, and also includes a gain of$1.8 million in fiscal year 2023 related to the divestiture of a business in the Industrial Technologies segment; 3 Includes certain non-recurring costs associated with commercial, operational and cost-reduction initiatives and costs associated with global ERP system integration efforts. Fiscal 2024 also includes legal costs related to an ongoing dispute with Tesla, which totaled $12.4 million. Fiscal 2023 includes loss recoveries totaling $2.2 million which were related to a previously disclosed theft of funds by a former employee initially identified in fiscal 2015; 4 Includes certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19. This amount does not include the impact of any lost sales or underutilization due to COVID-19; 5 Represents exchange losses associated with highly inflationary accounting related to the Company’s Turkish subsidiaries; 6 Represents items associated with the termination of the Company’s DB Plan, supplemental retirement plan and the defined benefit portion of the officers retirement restoration plan; 7 Fiscal 2024 includes goodwill write-downs within the Industrial Technologies segment of $16.7 million, asset write-downs within the Memorialization segment of $13.7 million, and investment write-downs within Corporate and Non-operating of $3.1 million. Fiscal 2022 includes goodwill write-downs within the SGK Brand Solutions segment of $82.5 million, and asset write-downs net of recoveries within the SGK Brand Solutions segment of$10.1 million; 8 Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, curtailment gains and losses, and settlement gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses and settlement gains and losses are excluded from adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits or settlements of plan obligations. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.* Depreciation and amortization was $27.8 million, $23.7 million, and $23.2 million, for the Memorialization segment, $23.8 million, $23.2 million, and $11.4 million for the Industrial Technologies segment, $38.7 million, $44.8 million, and $64.2 million for the SGK Brand Solutions segment, and $4.6 million, $4.8 million, and $5.3 million for Corporate and Non-Operating, for the fiscal years ended September 30, 2024, 2023, and 2022, respectively.** Acquisition and divestiture costs, ERP integration costs, and strategic initiatives and other charges were $3.5 million, $1.0 million, and $3.5 million for the Memorialization segment, $54.4 million, $4.1 million, and $5.6 million for the Industrial Technologies segment, $3.0 million, $10.9 million, and $19.4 million for the SGK Brand Solutions segment, and $10.3 million, $3.2 million, and $7.5 million for Corporate and Non-Operating, for the fiscal years ended September 30, 2024, 2023, and 2022, respectively.*** Non-recurring/incremental COVID-19 costs were $1.3 million for the Memorialization segment, $6,000 for the Industrial Technologies segment, $1.2 million for the SGK Brand Solutions segment, and $466,000 for Corporate and Non-Operating, for the fiscal year ended September 30, 2022.† Strategic initiatives and other charges includes charges for exit and disposal activities (including severance and other employee termination benefits) totaling $45.7 million, $13.2 million and $14.6 million in fiscal years 2024, 2023 and 2022, respectively. Fiscal 2024 amounts totaling $32.5 million, $1.4 million and $11.8 million were presented in cost of sales, selling expense, and administrative expense, respectively. Fiscal 2023 amounts totaling $9.0 million, $1.9 million and $2.3 million were presented in cost of sales, selling expense, and administrative expense, respectively. Fiscal 2022 amounts totaling $1.8 million, $267,000 and $12.6 million were presented in cost of sales, selling expense, and administrative expense, respectively. Accrued severance and other employee termination benefits totaled $42.2 million and $7.3 million as of September 30, 2024 and 2023, respectively.64

ADJUSTED EBITDA NON-GAAP RECONCILIATIONYears Ended September 30,2021 2020 2019(Dollar amounts in thousands)Net income (loss) $2,858 $(87,652) $(38,889) Income tax provision (benefit) 6,375 (18,685) 806 Income (loss) before income taxes 9,233 (106,337) (38,083) Net loss attributable to noncontrolling interests 52 497 901 Interest expense 28,684 34,885 40,962 Depreciation and amortization * 133,512 119,058 90,793 Acquisition related items 1** 541 3,440 10,084 ERP integration costs 2** 1,037 2,296 7,508 Strategic initiatives and other charges: 3** Workforce reductions and related costs 10,644 9,232 5,061 Other cost-reduction initiatives 17,317 25,718 9,176 Legal matter reserve 4 — 10,566 —Non-recurring / incremental COVID-19 costs 5*** 5,312 3,908 —Goodwill write-downs 6 — 90,408 77,572 Net realized (gains) losses on divestitures and asset dispositions: (Gain) loss on sale of ownership interests in subsidiaries 7 — (11,208) 6,469 Realized loss on cost-method investments 8 — — 4,731 Net gains from the sale of buildings and vacant properties 9 — — (7,347) Joint Venture depreciation, amortization, interest expense and other charges 10 — 4,732 1,514 Stock-based compensation 15,581 8,096 7,729 Non-service pension and postretirement expense 11) 5,837 7,789 3,802Total Adjusted EBITDA $227,750 $203,080 $220,872 Segment adjusted EBITDAMemorialization 165,653 146,285 134,286 Industrial Technologies 26,659 22,753 24,082 SGK Brand Solutions 99,665 90,644 119,493 Corporate and Non-Operating (64,227) (56,602) (56,989)Total Adjusted EBITDA $227,750 $203,080 $220,872Note: 1 Includes certain non-recurring items associated with recent acquisition activities; 2 Represents costs associated with global ERP system integration efforts; 3 Includes certain non-recurring costs primarily associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels; 4 Represents a reserve established for a legal matter involving a letter of credit for a customer in Saudi Arabia within the Memorialization segment; 5 Includes certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19. This amount does not include the impact of any lost sales or underutilization due to COVID-19; 6 Represents goodwill write-downs within the SGK Brand Solutions segment; 7 Represents the (gain) loss on the sale of ownership interests in subsidiaries within the Memorialization segment; 8 Includes gains/losses related to cost-method investments, and related assets, within the SGK Brand Solutions and Memorialization segments; 9 Includes significant building and vacant property transactions resulting in a gain of $8.7 million within the Industrial Technologies segment and losses of $915,000 and $401,000 within the SGK Brand Solutions and Memorialization segments, respectively; 10 Represents the Company’s portion of depreciation, intangible amortization, interest expense, and other non-recurring charges incurred by non-consolidated subsidiaries accounted for as equity-method investments within the Memorialization segment; 11 Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, and curtailment gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses are excluded from Adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.* Depreciation and amortization was $99.5 million, $87.6 million, and $59.7 million for the SGK Brand Solutions segment, $23.0 million, $20.5 million, and $19.7 million for the Memorialization segment, $5.6 million, $5.8 million, and $6.2 million for the Industrial Technologies segment, and $5.4 million, $5.2 million, and $5.2 million for Corporate and Non-Operating, for the fiscal years ended September 30, 2021, 2020, and 2019, respectively.** Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $16.3 million, $14.7 million, and $8.9 million for the SGK Brand Solutions segment and $11.3 million, $23.0 million, and $19.9 million for Corporate and Non-Operating, for the fiscal years ended September 30, 2021, 2020, and 2019, respectively. Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $1.9 million and $2.7 million for the Memorialization segment for the fiscal years ended September 30, 2021 and 2020, respectively. Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $268,000 and $3.1 million for the Industrial Technologies segment for the fiscal years ended September 30, 2020 and 2019, respectively.*** Non-recurring/incremental COVID-19 costs were $1.6 million and $1.5 million for the SGK Brand Solutions segment, $3.6 million and $1.8 million for the Memorialization segment, $14,000 and $21,000 for the Industrial Technologies segment, and $89,000 and $615,000 for Corporate and Non-Operating, for the fiscal years ended September 30, 2021 and 2020, respectively.65

ADJUSTED EBITDA NON-GAAP RECONCILIATIONYears Ended September 30,2018 2017(Dollar amounts in thousands)Net (loss) income $107,111 $73,933 Income tax provision (benefit) (9,118) 22,354 (Loss) income before income taxes 97,993 96,287 Net loss attributable to noncontrolling interests 260 435 Interest expense 37,427 26,371 Depreciation and amortization * 76,974 67,981 Acquisition costs 1** 10,918 17,722 ERP integration costs 2** 10,864 8,026 Strategic initiatives and other charges 3** 5,266 9,209 Loss recoveries, net of costs 4 — (10,683) Net realized losses (gains) on divestitures and asset dispositions: Realized loss (gain) on cost-method investments 5 (3,771) —Stock-based compensation 13,460 14,562 Non-service pension and postretirement expense 6 5,723 8,773Total Adjusted EBITDA $255,114 $238,683 Segment adjusted EBITDAMemorialization 145,487 139,192 Industrial Technologies 25,864 18,481 SGK Brand Solutions 150,233 144,783 Corporate and Non-Operating (66,470) (63,773) Total Adjusted EBITDA $255,114 $238,683Note: 1 Includes certain non-recurring costs associated with recent acquisition activities; 2 Represents costs associated with global ERP system integration efforts; 3 Includes certain non-recurring costs primarily associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels; 4 Represents loss recoveries, net of related costs, related to the theft of funds by a former employee; 5 Includes gains/losses related to cost-method investments, and related assets, within SGK Brand Solutions and Memorialization segments; 6 Non-service pension and postretirement expense includes interest cost, expected return on plan assets and amortization of actuarial gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.* Depreciation and amortization was $46.3 million and $41.9 million for the SGK Brand Solutions segment, $20.0 million and $19.8 million for the Memorialization segment, $5.8 million and $2.9 million for the Industrial Technologies segment, and $4.9 million and $3.4 million for Corporate and Non-Operating, for the fiscal years ended September 30, 2018, and 2017, respectively.** Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $11.0 million and $14.5 million for the SGK Brand Solutions segment, $1.4 million, and $0.8 million for the Memorialization segment, $0.6 million and $0.6 million for the Industrial Technologies segment, and $14.0 million and $19.1 million for Corporate and Non-Operating, for the fiscal years ended September 30, 2018, and 2017, respectively.66

NET DEBT NON-GAAP RECONCILIATIONYear Ended September 30, 2024(Dollar amounts in thousands)Long-term debt, current maturities $6,853 Long-term debt 769,614Total long-term debt 776,467Less: Cash and cash equivalents (40,816)Net debt $735,651Adjusted EBITDA1 $205,157Net leverage 3.6x67

C O N F I D EADJUSTED FREE CASH FLOW NON-GAAP RECONCILIATIONYears Ended September 30,2024 2023 2022 2021 2020 2019 2018 2017(Dollar amount in thousands)Memorialization Free Cash Flow buildMemorialization adjusted EBITDA1 162,586 163,986 151,849 165,653 146,285 134,286 145,487 139,192 Less: Memorialization capital expenditures (13,749) (16,868) (28,899) (11,969) (11,282) (9,352) (15,513) (8,078) Memorialization Free Cash Flow 148,837 147,118 122,950 153,684 135,003 129,934 129,974 131,11468

DISCLAIMERAdditional InformationIn connection with the Company’s 2025 Annual Meeting, the Company has filed with the U.S. Securities and Exchange Commission (“SEC”) and commenced mailing to the shareholders of record entitled to vote at the 2025 Annual Meeting a definitive proxy statement and other documents, including a WHITE proxy card. SHAREHOLDERS ARE ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY THE COMPANY AND ALL OTHER RELEVANT DOCUMENTS WHEN FILED WITH THE SEC AND WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and other interested parties will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, or from the Company at its website: http://www.matw.com/investors/sec-filings. You may also obtain copies of the Company’s definitive proxy statement and other documents, free of charge, by contacting the Company’s Investor Relations Department at Matthews International Corporation, Two NorthShore Center, Pittsburgh, Pennsylvania 15212-5851, Attention: Investor Relations, telephone (412) 442-8200.Participants in the SolicitationThe participants in the solicitation of proxies in connection with the 2025 Annual Meeting are the Company, Alvaro Garcia-Tunon, Gregory S. Babe, Joseph C. Bartolacci, Katherine E. Dietze, Terry L. Dunlap, Lillian D. Etzkorn, Morgan K. O’Brien, J. Michael Nauman, Aleta W. Richards, David A. Schawk, Jerry R. Whitaker, Francis S. Wlodarczyk, Steven F. Nicola and Brian D. Walters.Certain information about the compensation of the Company’s named executive officers and non-employee directors and the participants’ holdings of the Company’s Common Stock is set forth in the sections entitled “Compensation of Directors” (on page 36 and available here), “Stock Ownership of Certain Beneficial Owners and Management” (on page 64 and available here), “Executive Compensation and Retirement Benefits” (on page 66 and available here), and “Appendix A” (on page A-1 and available here), respectively, in the Company’s definitive proxy statement, dated January 7, 2025, for its 2025 Annual Meeting as filed with the SEC on Schedule 14A, available here. Additional information regarding the interests of these participants in the solicitation of proxies in respect of the 2025 Annual Meeting and other relevant materials will be filed with the SEC when they become available. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.Forward-looking InformationAny forward-looking statements contained herein are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions or strategies of the Company regarding the future, and may be identified by the use of words such as “expects,” “believes,” “intends,” “projects,” “anticipates,” “estimates,” “plans,” “seeks,” “forecasts,” “predicts,” “objective,” “targets,” “potential,” “outlook,” “may,” “will,” “could” or the negative of these terms, other comparable terminology and variations thereof. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations, and no assurance can be given that such expectations will prove correct. Factors that could cause the Company’s results to differ materially from the results discussed in such forward-looking statements principally include changes in domestic or international economic conditions, changes in foreign currency exchange rates, changes in interest rates, changes in the cost of materials used in the manufacture of the Company’s products, any impairment of goodwill or intangible assets, environmental liability and limitations on the Company’s operations due to environmental laws and regulations, disruptions to certain services, such as telecommunications, network server maintenance, cloud computing or transaction processing services, provided to the Company by third-parties, changes in mortality and cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates or other factors such as supply chain disruptions, labor shortages or labor cost increases, changes in product demand or pricing as a result of domestic or international competitive pressures, ability to achieve cost-reduction objectives, unknown risks in connection with the Company’s acquisitions, divestitures and business combinations, cybersecurity concerns and costs arising with management of cybersecurity threats, effectiveness of the Company’s internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the Company’s control, impact of pandemics or similar outbreaks or other disruptions to our industries, customers or supply chains, the impact of global conflicts, such as the current war between Russia and Ukraine, the outcome of the Company’s dispute with Tesla, Inc. (“Tesla”), and other factors described in Item 1A—“Risk Factors” in the Company’s Form 10-K for the fiscal year ended September 30, 2024. In addition, although the Company does not currently have any customers that would be considered individually significant to consolidated sales, changes in the distribution of the Company’s products or the potential loss of one or more of the Company’s larger customers are also considered risk factors. Matthews cautions that the foregoing list of important factors is not all inclusive. Readers are also cautioned not to place undue reliance on any forward looking statements, which reflect management’s analysis only as of the date of this report, even if subsequently made available by Matthews on its website or otherwise. Matthews does not undertake to update any forward looking statement, whether written or oral, that may be made from time to time by or on behalf of Matthews to reflect events or circumstances occurring after the date of this report unless required by law.Reconciliations of Non-GAAP Financial MeasuresIncluded in this presentation are measures of financial performance that are not defined by GAAP, including, without limitation, adjusted EBITDA, segment adjusted EBITDA, adjusted EBITDA margin, free cash flow, free cash flow conversion, segment free cash flow and net leverage. The Company defines net debt leverage ratio as outstanding debt (net of cash) relative to adjusted EBITDA. The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition and divestiture costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to certain commercial and operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Constant currency sales and constant currency adjusted EBITDA remove the impact of changes due to foreign exchange translation rates. To calculate sales and adjusted EBITDA on a constant currency basis, amounts for periods in the current fiscal year are translated into U.S. dollars using exchange rates applicable to the comparable periods of the prior fiscal year. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company’s calculations of its non-GAAP financial measures, however, may not be comparable to similarly titled measures reported by other companies. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provide investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures.69